Exhibit 10.1

AGREEMENT AND PLAN OF REORGANIZATION

BY AND AMONG

POWER-ONE, INC., POWER-ONE MERGER SUB, INC., AND

NEW POWER-ONE, INC.

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”), dated as of June 11, 2010, is by and among Power-One, Inc., a Delaware corporation (the “Company”), New Power-One, Inc., a Delaware corporation (“New Power-One”), and Power-One Merger Sub, Inc., a Delaware corporation (“Merger Sub”).

WHEREAS, the Company has an authorized capital stock consisting of 300,000,000 shares of common stock, par value $0.001 per share (the “Company Common Stock”), of which 88,401,309 shares are issued and outstanding as of May 7, and 30,000,000 shares of preferred stock (the “Company Preferred Stock”), par value $0.001 per share, of which 23,625 shares designated as Series A Convertible Preferred Stock (the “Company Series A Preferred Stock”) are issued and outstanding on the date hereof;

WHEREAS, New Power-One has an authorized capital stock consisting of 300,000,000 shares of common stock, par value $0.001 per share (the “New Power-One Common Stock”), of which 100 shares are issued and outstanding and are held by the Company on the date hereof, and 30,000,000 shares of preferred stock, par value $0.001 per share, none of which are outstanding on the date hereof (the “New Power-One Preferred Stock”);

WHEREAS, Merger Sub has an authorized capital stock consisting of 1,000 shares of common stock, par value $0.001 per share (the “Merger Sub Common Stock”), all of which are issued and outstanding and are held by New Power-One on the date hereof;

WHEREAS, the Board of Directors of the Company has determined that it would be in the best interests of the Company and its stockholders to effect a merger with Merger Sub, with the Company to be the surviving corporation and a wholly- owned subsidiary of New Power-One (the “First Merger”);

WHEREAS, immediately after the First Merger, and as part of an integrated plan, the Company shall merge with and into New Power-One, with New Power-One being the surviving corporation (the “Second Merger,” and together with the “First Merger,” the “Mergers”);

WHEREAS, by virtue of the Second Merger, New Power-One, Inc. will rename itself “Power-One, Inc.”;

WHEREAS, upon the consummation of the First Merger, each issued and outstanding share of Company Common Stock and Company Series A Preferred Stock immediately prior to the effective time of the First Merger will be automatically converted into one share of New Power-One Common Stock or New Power-One Series A Preferred Stock (as defined below), as applicable, and, following the Second Merger, Power-One and, following the First Merger, Merger Sub will cease to exist (the “Reorganization”);

WHEREAS, the board of directors of New Power-One has resolved that each share of New Power-One Common Stock and New Power-One Series A Preferred Stock into which a share of Company Common Stock or Company Series A Preferred Stock, as applicable, is converted by virtue of the First Merger shall be uncertificated until such time as the holder of such share of Company Common Stock or Company Series A Preferred Stock surrenders the Company Certificate (as defined herein) formerly representing such share of Company Common Stock or Company Preferred Stock, as applicable, held by such holder to New Power-One;

WHEREAS, the boards of directors of the Company, New Power-One and Merger Sub each desire that, to facilitate the Reorganization, each of the Mergers be consummated pursuant to Section 251 of the General Corporation Law of the State of Delaware (the “DGCL”) on the terms set forth in this Agreement, which is intended to constitute, inter alia, an agreement of merger for the purposes of the DGCL, and the boards of directors of the Company, New Power-One and Merger Sub have each approved this Agreement and declared its advisability and directed that this Agreement be submitted to a vote of their respective stockholders;

WHEREAS, the Board of Directors of the Company has directed that this Agreement be submitted to a vote of the Company’s stockholders at the annual meeting of stockholders (the “Annual Meeting”); and

WHEREAS, New Power-One, as the sole stockholder of Merger Sub, and the Company, as the sole stockholder of New Power-One, shall, promptly after the execution and delivery of this Agreement, each adopt this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows.

ARTICLE 1

THE MERGERS

Section 1.01.  The First Merger; Effect of First Merger.  At the First Merger Effective Time (as defined in Section 1.03 below), Merger Sub shall be merged with and into the Company pursuant to Section 251 of the DGCL, the separate existence of Merger Sub shall cease, and the Company, as the surviving corporation, shall continue its corporate existence under the laws of the State of Delaware, all with the effect provided in the DGCL. The Company, as the surviving corporation, shall succeed, insofar as permitted by law, to all rights, assets, liabilities and obligations of Merger Sub in accordance with the DGCL. Upon completion of the First Merger, the Company (as the surviving corporation of the First Merger) will become a wholly owned subsidiary of New Power-One.

Section 1.02.  The Second Merger; Effect of Second Merger.  As an integral part of the intended Reorganization contemplated by this Agreement, at the Second Merger Effective Time (as defined in Section 1.03 below), the Company (as the surviving corporation of the First Merger) shall be merged with and into New Power-One pursuant to Section 251 of the DGCL, the separate existence of the Company shall cease, and New Power-One, as the surviving corporation, shall continue its corporate existence under the laws of the State of Delaware, all with the effect provided in the DGCL. New Power-One, as the surviving corporation, shall succeed, insofar as permitted by law, to all rights, assets, liabilities and obligations of the Company in accordance with the DGCL.

Section 1.03.  Effective Time.  The First Merger Effective Time shall be the time at which a duly executed copy of a certificate of merger with respect to the First Merger is filed in the office of the Secretary of State of the State of Delaware or such later time specified in such certificate of merger, as applicable, in accordance with the provisions of the DGCL. The Second Merger Effective Time shall be the time at which a duly executed copy of a certificate of merger with respect to the Second Merger is filed in the office of the Secretary of State of the State of Delaware or such later time specified in such certificate of merger, as applicable, in accordance with the provisions of the DGCL.

Section 1.04.  Company Certificate of Incorporation.  The certificate of incorporation, as amended, of the Company, as in effect immediately prior to the First Merger Effective Time, shall be and remain the certificate of incorporation, as amended, of the Company, as the surviving corporation, following the First Merger Effective Time until it shall thereafter be amended as provided by applicable law.

Section 1.05.  New Power-One Certificate of Incorporation.  The certificate of incorporation, as amended, of New Power-One, as in effect immediately prior to the Second Merger Effective Time, shall be and remain the certificate of incorporation, as amended, of New Power-One, as the surviving corporation, following the Second Merger Effective Time until it shall thereafter be amended as provided by applicable law, except that Article First by virtue of the Second Merger shall be deleted and replaced in its entirety with the following: “First: The name of the Corporation is Power-One, Inc.”

Section 1.06.  Company By-laws.  The by-laws of the Company, as in effect immediately prior to the First Merger Effective Time, shall be and remain the by-laws of the Company, as the surviving corporation, following the First Merger Effective Time until the same shall thereafter be altered, amended or repealed.

Section 1.07.  New Power-One By-laws.  The by-laws of New Power-One, as in effect immediately prior to the Second Merger Effective Time, shall be and remain the by-laws of New Power-One, as the surviving corporation, following the Second Merger Effective Time until the same shall thereafter be altered, amended or repealed, except that the by-laws shall be amended to reflect that the name of New Power-One as the surviving corporation of the Second Merger is Power-One, Inc.

Section 1.08.  Company Officers and Directors.  The directors and officers, respectively, of the Company immediately prior to the First Merger Effective Time shall continue as the directors and officers, respectively, of the Company following the First Merger Effective Time, to hold office until their successors have been duly elected and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Company as the surviving corporation of the First Merger.

Section 1.09.  New Power-One’s Directors and Officers.  The directors and officers, respectively, of the Company immediately prior to the Second Merger Effective Time shall continue as the directors and officers, respectively, of New Power-One following the Second Merger Effective Time, to hold office until their successors have been duly elected and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of New Power-One as the surviving corporation of the Second Merger.

ARTICLE 2

CONVERSION OF SHARES

Section 2.01.  Company Common Stock; Company Preferred Stock.  At the First Merger Effective Time, automatically by virtue of the Merger and without any further action by any of the parties hereto or any other person, (i) each share of Company Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the First Merger Effective Time shall be automatically converted into one share of New Power-One Common Stock; and (ii) each share of Company Series A Preferred Stock issued and outstanding or held by the Company as treasury stock immediately prior to the First Merger Effective Time shall be automatically converted into one share of Series A Convertible Preferred Stock of New Power-One (“New Power-One Series A Preferred Stock”); in each case upon compliance with the procedures specified in Article 3 of this Agreement to the extent necessary. Any accrued but unpaid dividends on the Company Series A Preferred Stock immediately prior to the First Merger Effective Time shall be at the First Merger Effective Time treated as the accrued but unpaid dividends on the New Power-One Series A Preferred Stock.

Section 2.02.  Merger Sub Common Stock.  At the First Merger Effective Time, automatically by virtue of the First Merger and without any further action by any of the parties hereto or any other person, each share of Merger Sub Common Stock outstanding immediately prior to the First Merger Effective Time shall be converted into one share of Company Common Stock and, as a result thereof, New Power-One shall become the sole stockholder of the Company.

Section 2.03.  New Power-One Common Stock.  At the First Merger Effective Time, automatically by virtue of the First Merger and without any further action by any of the parties hereto or any other person, each share of New Power-One Common Stock issued and outstanding and held by the Company immediately prior to the First Merger Effective Time shall by virtue of the First Merger and without any action by the holder thereof be cancelled and cease to be issued or outstanding and no consideration shall be delivered in respect thereof.

Section 2.04.  Company Common Stock; New Power-One Common Stock, New Power-One Series A Preferred Stock Second Merger.

(a)                                  At the Second Merger Effective Time, automatically by virtue of the Second Merger and without any further action by any of the parties hereto or any other person, each share of Company Common Stock issued and outstanding and held by New Power-One immediately prior to the Second Merger Effective Time shall by virtue of the Second Merger and without any action by the holder thereof be cancelled and cease to be issued or outstanding and no consideration shall be delivered in respect thereof.

(b)                                 At the Second Merger Effective Time, automatically by virtue of the Second Merger and without any further action by any of the parties hereto or any other person, each share of New Power-One Common Stock and New Power-One Series A Preferred Stock issued and outstanding immediately prior to the Second Merger Effective Time shall remain unchanged and continue to remain outstanding as one share of New Power-One Common Stock or New Power-One Series A Preferred Stock, as applicable.

Section 2.05.  Stock Option Plans.  At the Second Merger Effective Time, New Power-One shall assume and continue the Company’s 1996 and 2004 Incentive Stock Plans (collectively, the “Plans”), be substituted as the “Company” under the terms and provisions of the Plans and assume all rights and obligations of the Company under the Plans as theretofore in effect and all stock options outstanding thereunder (the “Outstanding Options”). The Plans and the Outstanding Options shall, pursuant to their terms, thereafter apply to shares of New Power-One Common Stock in the same manner as they theretofore applied to shares of Company Common Stock. Prior to the Second Merger Effective Time, the Company and New Power-One shall take such action with respect to each Plan as is appropriate to facilitate performance of the foregoing provisions of this Section 2.05.

ARTICLE 3

NEW POWER-ONE STOCK; EXCHANGE OF STOCK CERTIFICATES

Section 3.01.  Conversion of Company Stock; Deemed Receipt of New Power-One Stock.  As set forth in Section 2.01 above, at the First Merger Effective Time, each outstanding share of Company Common Stock and Company Series A Preferred Stock immediately prior to the First Merger Effective Time shall be automatically converted into, and each such Company stockholder shall be deemed to have received, one share of New Power-One Common Stock or New Power-One Series A Preferred Stock, as applicable, in respect thereof. Initially, all shares of New Power-One Common Stock and New Power-One Series A Preferred Stock will not be represented by certificates, but rather will be uncertificated and exist as entries on the books and records of New Power-One’s transfer agent.

Section 3.02.  Appointment of Exchange Agent for Certificated Company Common Stock.  As soon as practicable following the completion of the Reorganization, New Power-One shall appoint an exchange agent (“Exchange Agent”) for the purpose of facilitating the exchange of certificates representing, immediately prior to the First Merger Effective Time, shares of Company Common Stock or Company Series A Preferred Stock, as applicable (“Company Certificates”), for certificates representing shares of New Power-One Common Stock or New Power-One Series A Preferred Stock (“New Power-One Certificates”), which contain the legend provided for in the certificate of incorporation of New Power-One.

Section 3.03.  Exchange of Certificates.  As soon as practicable after the completion of the Reorganization, the Exchange Agent shall mail to each holder of record of Company Certificates a form letter of transmittal and instructions for use in effecting the surrender of the Company Certificates. Upon proper surrender of each Company Certificate for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, the holder of such Company Certificate shall be entitled to receive in exchange therefor a New Power-One Certificate representing one share of New Power-One Common Stock or New Power-One Series A Preferred Stock, as applicable, for each share formerly represented by the surrendered Company Certificate. Failure to exchange Company Certificates by a stockholder will not affect such stockholder’s interest in New Power-One, but such stockholder will not receive New Power-One Certificates and will hold its interest in New Power-One in uncertificated form represented by entries on the books and records of New Power-One’s transfer agent.

Section 3.04.  Delivery of Notice of Transfer Restrictions to Uncertificated Stockholders.  As soon as practicable after the completion of the First Merger, New Power-One will send to each record holder of uncertificated shares of New Power-One Common Stock and New Power-One Series A Preferred Stock a written notice containing the information set forth in the applicable legend affixed to New Power-One Certificates in accordance with the DGCL.

Section 3.05.  Issuance of New Power-One Certificate in a Different Name.  If any New Power-One Certificate is to be issued in a name other than that in which the Company Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Company Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance of a New Power-One Certificate in any name other than that of the registered holder of the Company Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

Section 3.06.  No Transfers of Stock after the First Merger Effective Time.  After the First Merger Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock or Company Series A Preferred Stock which were issued and outstanding immediately prior to the First Merger Effective Time. If, after the First Merger Effective Time, Company Certificates representing such shares are presented for transfer, no transfer shall be effected on the stock transfer books of the Company with respect to such shares and no New Power-One Certificate shall be issued with respect thereto unless and until such Company Certificate is delivered to the Exchange Agent together with properly completed and duly executed copies of all documents required by Section 3.02 (or such other documents as are satisfactory to New Power-One and the Exchange Agent in their sole discretion).

Section 3.07.  Lost Company Certificates.  In the event any Company Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Company Certificate to be lost, stolen or destroyed and, if required by New Power-One, the posting by such person of a bond in such amount as New Power-One may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Company Certificate, the Exchange Agent will issue, in exchange for such lost, stolen, or destroyed Company Certificate, a New Power-One Certificate representing the shares of New Power-One Common Stock or New Power-One Series A Preferred Stock, as applicable, deliverable pursuant to this Agreement.

ARTICLE 4

CONDITIONS TO REORGANIZATION

Section 4.01.  Conditions to Reorganization.  The consummation of the Reorganization is subject to the satisfaction, or (to the extent permitted by law) waiver by the Company, of the following conditions prior to the First Merger Effective Time:

(a)  Consents.  Any consents, approvals or authorizations that the Company deems necessary or appropriate to be obtained in connection with the consummation of the Reorganization shall have been obtained;

(b)  Stockholder Approval.  This Agreement shall have been adopted by the vote of the holders of a majority of the voting power of the issued and outstanding Company Common Stock and Company Series A Preferred Stock, voting together as a single class, and in accordance with the DGCL;

(b)  Preferred Stockholder Approval.  This Agreement shall have been separately adopted by the vote of the holders of a majority of the voting power of the issued and outstanding Company Series A Preferred Stock, voting as a separate class, and in accordance with the DGCL;

(d)  Certificates of Designation.  Certificates of Designation to the New Power-One Certificate of Incorporation, substantially in the form of Annexes A, B and C hereto, shall have been filed pursuant to Sections 103 and 151 of the DGCL.

(e)  Delaware Opinion.  The Company shall have received, in form and substance satisfactory to it, an opinion from its counsel with respect to the binding nature of the transfer restrictions contained in Article Twelfth of the New Power-One Certificate of Incorporation;

(e)  Listing.  New Power-One Common Stock to be issued and reserved for issuance in connection with the Reorganization shall have been approved for listing by The NASDAQ Global Market; and

(f)  Form S-4.  The Company’s registration statement on Form S-4 shall have been declared effective and no stop order is in effect with respect thereto.

ARTICLE 5

AMENDMENT, DEFERRAL AND TERMINATION

Section 5.01.  Amendment.  Subject to section 251(d) of the DGCL, the parties hereto, by mutual consent of their respective boards of directors, may amend this Agreement at any time prior to the First Merger Effective Time, whether before or after the adoption of this Agreement by the stockholders of the Company; provided, however, that no amendment shall be made after adoption of this Agreement by the stockholders of the Company, which amendment by law requires further approval of such stockholders, without such further approval.

Section 5.02.  Deferral.  Consummation of the Reorganization may be deferred by the Board of Directors of the Company or any authorized officer of the Company following the Annual Meeting if said Board of Directors or authorized officer determines that such deferral would be advisable and in the best interests of the Company and its stockholders.

Section 5.03.  Termination.  This Agreement may be terminated and the Reorganization abandoned at any time prior to the First Merger Effective Time, whether before or after adoption of this Agreement by the stockholders of the Company, by action of the Board of Directors of the Company, if the Board of Directors determines that the consummation of the Reorganization would not, for any reason, be advisable and in the best interests of the Company and its stockholders.

ARTICLE 6

MISCELLANEOUS

Section 6.01.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Section 6.02.  Further Assurances.  From time to time on and after the First Merger Effective Time, each party hereto agrees that it will execute and deliver or cause to be executed and delivered all such further assignments, assurances or other instruments, and shall take or cause to be taken all such further actions, as may be necessary or desirable to consummate the Reorganization. Merger Sub and the Company hereby authorize and empower New Power-One, as the ultimate surviving corporation of the Mergers, to execute and deliver all such assignments, assurances and other instruments and to take all such further actions in the name of Merger Sub or the Company, as applicable, following the Second Merger Effective Time.

Section 6.03.  Counterparts.  This Agreement may be executed in one or more counterparts and each such counterpart hereof shall be deemed to be an original instrument but all such counterparts together shall constitute but one agreement.

Section 6.04.  Description Headings.  The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 6.05.  Tax Treatment.  For United States federal income tax purposes, the First Merger and the Second Merger are intended to be treated as a single transaction that is a reorganization described under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement on the date first written above.

POWER-ONE, INC., a Delaware corporation

By:	/s/ Tina McKnight
Name: Tina McKnight
Title: General Counsel

NEW POWER-ONE, INC., a Delaware corporation

By:	/s/ Tina McKnight
Name: Tina McKnight
Title: General Counsel

POWER-ONE MERGER SUB, INC., a Delaware corporation

By:	/s/ Tina McKnight
Name: Tina McKnight
Title: General Counsel

Agreement and Plan of Reorganization

Annex A

Certificate of Designations of Series A Convertible Preferred Stock

CERTIFICATE OF DESIGNATION

OF SERIES A CONVERTIBLE PREFERRED STOCK

OF

NEW POWER-ONE, INC.

New Power-One, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies, pursuant to Section 151 of the DGCL, that the following resolutions were duly adopted by its Board of Directors (the “Board”) on                 , 2010:

WHEREAS, the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) authorizes 30,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”) issuable from time to time in one or more series;

WHEREAS, the Certificate of Incorporation authorizes the Board to provide by resolution for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof;

NOW, THEREFORE, BE IT RESOLVED, that a series of Preferred Stock with the powers, designations, preferences and rights and the qualifications, limitations and restrictions thereof, as provided herein is hereby authorized and established as follows:

SECTION 1.  Number; Designation; Rank.

(a)                                  This series of convertible participating Preferred Stock is designated as the “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”). The number of shares constituting the Series A Preferred Stock is 23,625 shares, par value $.001 per share.

(b)                                 The Series A Preferred Stock ranks, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company:

(i)                                     senior in preference and priority to the common stock of the Company, par value $.001 per share (the “Common Stock”), the series of Preferred Stock of the Company that is designated as “Junior Participating Preferred Stock”, par value $.001 per share, and each other class or series of Equity Security of the Company the terms of which do not expressly provide that it ranks senior in preference or priority to or on parity, without preference or priority, with the Series A Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company (collectively with the Common Stock, the “Junior Securities”);

(ii)                                  on parity, without preference and priority, with each other class or series of Equity Security of the Company, the terms of which expressly provide that it will rank on parity, without preference or priority, with the Series A Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company (collectively, the “Parity Securities”), and

(iii)                               junior in preference and priority to each other class or series of Equity Security of the Company the terms of which expressly provide that it will rank senior in preference or priority to the Series A Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company (collectively, the “Senior Securities”).

SECTION 2.  Dividends.

(a)  Regular Dividends.

(i)                                     Each holder of issued and outstanding Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board, on each share of Series A Preferred Stock, dividends (the

“Regular Dividends”) with respect to each Dividend Period equal to (A) the Dividend Rate on the Regular Liquidation Preference per share of Series A Preferred Stock minus (B) the amount of all Participating Dividends paid in respect of a share of Series A Preferred Stock during the applicable Dividend Period; provided that (x) in no event will the Regular Dividend for any Dividend Period be less than zero (0) and (y) Participating Dividends will not reduce the amount payable in respect of any Regular Dividend that has accrued in any Dividend Period other than the Dividend Period during which the Participating Dividend is paid. For purpose of this clause (a)(i), the amount of any Participating Dividend that is not paid in cash will be deemed to equal the Fair Market Value of the securities in the other property constituting such Participating Dividend that is paid on a share of Series A Preferred Stock.

(ii)                                  Regular Dividends shall accrue on a daily basis and be cumulative from the Series A Original Issuance Date and, without duplication, unpaid Regular Dividends shall compound quarterly to the extent not paid on the Dividend Payment Date relating to the applicable Dividend Period (i.e., dividends shall begin to accrue on other dividends to the extent that such other dividends are not paid on the Dividend Payment Date for the Dividend Period for which such other dividends originally accrued). Regular Dividends that are declared and payable on the Series A Preferred Stock on any Dividend Payment Date shall be payable in cash out of funds legally available therefor to holders of record of the Series A Preferred Stock as they appear on the stock register of the Company on the record date for such dividend, which shall be the date 15 days prior to the applicable Dividend Payment Date, provided that Regular Dividends payable upon conversion of a share of Series A Preferred Stock will be payable to the holder of record at the time of such conversion.

(iii)                               Regular Dividends on the Series A Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable at the Dividend Rate on the Series A Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

(iv)                              Regular Dividends are payable only in cash. Regular Dividends will accrue and cumulate whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of Regular Dividends and whether or not Regular Dividends are declared.

(b)  Participating Dividends.  (i) Each holder of issued and outstanding Series A Preferred Stock will be entitled to receive, when, as and if declared by the Board, out of funds legally available for the payment of dividends for each share of Series A Preferred Stock, dividends of the same type as any dividends or other distribution, whether in cash, in kind or in other property, payable or to be made on outstanding shares of Common Stock, in an amount equal to the amount of such dividends or other distribution as would be made on the number of shares of Common Stock into which such share of Series A Preferred Stock could be converted on the applicable record date for such dividends or other distribution on the Common Stock, without giving effect to the limitations set forth in SECTION 5(b) (the “Participating Dividends”); provided, however, that notwithstanding the above, the holders of Series A Preferred Stock shall not be entitled to receive any dividends or distributions for which an adjustment to the Conversion Price shall be made pursuant to SECTION 5(f)(i)(A) or SECTION 5(f)(ii) (and such dividends or distributions that are not payable to the holders of Series A Preferred Stock as a result of this proviso shall not be deemed to be Participating Dividends).

(ii)                                  Participating Dividends are payable at the same time as and when such dividend or other distribution on Common Stock is paid to the holders of Common Stock and are payable to holders of record of Series A Preferred Stock on the record date for the corresponding dividend or distribution on the Common Stock; provided, however, that no dividend or distribution on Common Stock shall be made to holders of the Common Stock unless and until (A) all accrued and unpaid Regular Dividends and Additional Dividends (other than Regular Dividends accruing pursuant to SECTION 2(a)(i) in respect of the applicable Dividend Period in which the Participating Dividend is paid) have been paid in full and (B) the Participating Dividends are paid (or are concurrently being paid) pursuant to SECTION 2(b)(ii) hereof.

(c)  Additional Dividends.  Following the occurrence of an Increase Event, and for so long as such Increase Event continues, each holder of issued and outstanding Series A Preferred Stock will be entitled to receive, when, as and if declared by the Board, out of funds legally available for the payment of dividends for each share of Series A Preferred Stock, with respect to each Dividend Period, dividends at a rate per annum equal to the Additional Rate multiplied by the Regular Liquidation Preference per share of the Series A Preferred Stock (the “Additional Dividends” and, together with the Regular Dividends and the Participating Dividends, the “Dividends”). Any Additional Dividends payable pursuant to this SECTION 2(c) shall be in addition to any Regular Dividends or Participating Dividends, as applicable, payable pursuant to SECTION 2(a) and 2(b) hereof. In addition, the right of the holders of the Series A Preferred Stock to receive the Additional Dividends is in addition to, and not in lieu of, any remedies such holders may have at law or equity.

(i)                                     Additional Dividends will accrue on a daily basis and be cumulative from the date on which an Increase Event occurs until such date as such Increase Event is no longer continuing, and are payable in arrears on each Dividend Payment Date until such date as the Increase Event is no longer continuing. Unpaid Additional Dividends shall, without duplication, compound quarterly to the extent not paid on the applicable Dividend Payment Date for such Additional Dividend.

(ii)                                  Additional Dividends in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of Additional Dividends payable for any dividend period shorter or longer than a full quarterly dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months.

(iii)                               Additional Dividends that are declared and payable on a Dividend Payment Date will be paid to the holders of record of Series A Preferred Stock as they appear in the records of the Company at the close of business on the 15th day of the calendar month prior to the month in which the applicable Dividend Payment Date falls, provided that Additional Dividends payable upon conversion of a share of Series A Preferred Stock will be payable to the holder of record at the time of such conversion. Any payment of an Additional Dividend will first be credited against the earliest accumulated but unpaid Additional Dividend due with respect to each share that remains payable.

(iv)                              Additional Dividends are payable only in cash. Additional Dividends will accrue and cumulate whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of Additional Dividends and whether or not Additional Dividends are declared.

(v)                                 While an Increase Event has occurred and is continuing, neither the Company nor any of its subsidiaries may (A) declare, pay or set aside for payment any dividends or distributions on any Junior Securities, (B) repurchase, redeem or otherwise acquire any Junior Securities or (C) make any loan or other advance to any direct or indirect Beneficial Owner of a majority of the outstanding Common Stock or any direct or indirect subsidiary of any such owner, except for repurchase of unvested shares of restricted Common Stock from officers and employees pursuant to any employment plan or agreement.

(vi)                              Each of the following shall constitute an “Increase Event” for the purposes hereof:

(A)                              a failure by the Company to pay any Redemption Price on the Redemption Date or the Company Redemption Date, including the absence of funds legally available for such payment;

(B)                                a failure by the Company to deliver the Fundamental Change Notice to the holders of shares of Series A Preferred Stock pursuant to SECTION 7(a)(ii) hereof within the time period provided therein or to pay the Repurchase Price in respect of all shares of Series A Preferred Stock on the Fundamental Change Purchase Date pursuant to SECTION 7 for any reason, including the absence of funds legally available for such payment; or

(C)                                a failure by the Company to deliver any cash (including, without limitation, cash in lieu of fractional shares and accrued and unpaid Dividends), shares of Common Stock and/or shares of Series B Preferred Stock, when such cash, shares of Common Stock and/or shares of Series B Preferred Stock, if any, are required to be delivered upon conversion of the Series A Preferred Stock pursuant to SECTION 5 or SECTION 8, as applicable, where the Company does not remedy such default within ten (10) days after the date such cash, shares of Common Stock and/or shares of Series B Preferred Stock, if any, are required to be delivered.

(d)                                 If Dividends are not paid in full, all Dividends declared upon the Series A Preferred Stock and all dividends declared on any Parity Securities shall be declared pro rata so that the amount of Dividends declared per share of the Series A Preferred Stock and dividends declared per share of such Parity Securities shall in all cases bear to each other the same ratio that accrued and unpaid Dividends per share on the Series A Preferred Stock and accrued and unpaid dividends per share of such Parity Securities bear to each other.

(e)                                  The Company shall take all actions available to it that are reasonably necessary or advisable under the DGCL to permit the payment of Dividends to the holders of Series A Preferred Stock, including, without limitation, through the revaluation of its assets in accordance with Delaware law. Holders of Series A Preferred Stock are not entitled to any dividend, whether payable in cash, in kind or other property, in excess of the Dividends as provided in this SECTION 2.

(f)                                    Any holder that, together with its Affiliates, Beneficially Owns more than 1,000 shares of Series A Preferred Stock will be entitled to receive all cash Dividends by wire transfer of immediately available funds.

SECTION 3.  Liquidation Preference.

(a)                                  Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, each share of Series A Preferred Stock entitles the holder thereof to receive and to be paid out of the assets of the Company available for distribution, before any distribution or payment may be made to a holder of any Junior Securities, an amount in cash per share of Series A Preferred Stock equal to the sum of (i) the greater of (A) the Original Purchase Price per share and (B) an amount equal to the amount the holders of Series A Preferred Stock would have received per share of Series A Preferred Stock upon liquidation, dissolution or winding up of the Company had such holders converted their shares of Series A Preferred Stock into shares of Common Stock immediately prior thereto, plus (ii) an amount equal to all accrued and unpaid Dividends, if any, on such share of Series A Preferred Stock (such sum, the “Regular Liquidation Preference” if pursuant to subclauses (i)(A) and (ii) and the “Participating Liquidation Preference” if pursuant to subclauses (i)(B) and (ii), and such greater amount, the “Liquidation Preference”).

(b)                                 If upon any such liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution are insufficient to pay the holders of Series A Preferred Stock the full Liquidation Preference and the holders of all Parity Securities the full liquidation preferences to which they are entitled, the holders of Series A Preferred Stock and such Parity Securities will share ratably in any such distribution of the assets of the Company in proportion to the full respective amounts to which they are entitled.

(c)                                  After payment to the holders of Series A Preferred Stock of the full Liquidation Preference to which they are entitled, the holders of Series A Preferred Stock as such will have no right or claim to any of the assets of the Company.

(d)                                 The value of any property not consisting of cash that is distributed by the Company to the holders of the Series A Preferred Stock will equal the Fair Market Value thereof on the date of distribution.

(e)                                  For the purposes of this SECTION 3, a Fundamental Change (in and of itself) shall be deemed not to be a liquidation, dissolution or winding-up of the Company subject to this SECTION 3 (it being understood that an actual liquidation, dissolution or winding up of the Company in connection with a Fundamental Change will be subject to this SECTION 3).

SECTION 4.  Voting Rights; Board Representation.

(a)                                  The holders of Series A Preferred Stock are entitled to vote on all matters on which the holders of Common Stock are entitled to vote, and except as otherwise provided herein or by law, the holders of Series A Preferred Stock will vote together with the holders of Common Stock as a single class. Each holder of Series A Preferred Stock is entitled to a number of votes equal to the number of shares of Common Stock into which all of the outstanding shares of Series A Preferred Stock held by such holder on the record date for any such vote are convertible as of such record date without giving effect to the limitations set forth in SECTION 5(b); provided, however, that in any vote of the holders of the Series A Preferred Stock, Common Stock and any other securities that constitute Voting Stock voting together as a single class, to the extent that the aggregate voting power of a holder of Series A Preferred Stock together with its Affiliates would exceed 19.9% of the Maximum Voting Power (the “Maximum Voting Percentage”), then the aggregate number of votes entitled to be cast in such vote by such holder and its Affiliates with respect to the Series A Preferred Stock held by such holder and its Affiliates will be reduced, pro rata, to that number (not less than zero) that results in the aggregate voting power of such holder and its Affiliates in such vote being equal to the Maximum Voting Percentage of the Maximum Voting Power of the Company. For purposes hereof, “Maximum Voting Power” means, at the time of determination of the Maximum Voting Power, the total number of votes which may be cast by all capital stock on the applicable matter subject to the vote of the Common Stock, Series A Preferred Stock and any other securities that constitute Voting Stock voting together as a single class and after giving effect to any limitation on voting power set forth in this Certificate of Designation and the certificate of designation or other similar document governing other Voting Stock.

(b)                                 Notwithstanding SECTION 4(a) hereof:

(i)                                     (A) For as long as the holders of Series A Preferred Stock have the exclusive right to elect Preferred Directors pursuant to SECTION 4(d), the holders of Series A Preferred Stock will not be entitled to vote for the election of directors other than Preferred Directors, and (B) at any time that the conditions in clause (A) are not satisfied, the holders of Series A Preferred Stock will vote together with the holders of Common Stock for the election of directors in accordance with SECTION 4(a).

(ii)                                  Following a Fundamental Change pursuant to which the Series A Preferred Stock is converted, or convertible, into a security of an entity other than (x) the Company or (y) the surviving entity of a merger or consolidation to which the Company is a constituent party (a “Non-Constituent Issuer Fundamental Change”), the Series A Preferred Stock (or the security into which it is converted (the “Conversion Security”)) shall not entitle the holder thereof to vote on any matters other than those set forth in SECTION 4(c)(i), (ii), (iii), (iv), (v) and (vi) (but only to the extent clause (vi) relates to clauses (i), (ii), (iii), (iv) and (v)) below and such other matters (if any) as shall be required by law. For purposes of clarity, to the extent that the Conversion Security does not entitle the holders thereof to vote on any matters other than those set forth in SECTION 4(c)(i)-(vi) (but only to the extent clause (vi) relates to clauses (i), (ii), (iii), (iv) and (v)) below and such other matters (if any) as shall be required by law, the conversion of the Series A Preferred Stock into the Conversion Security shall not be deemed to be an amendment, repeal, alteration, addition, deletion or other change to the powers, preferences, rights or privileges of the Series A Preferred Stock in a manner adverse to the holders thereof.

(c)                                  So long as any shares of Series A Preferred Stock are outstanding and except as otherwise expressly permitted hereby, the Company and its subsidiaries may not take any of the following actions (including by means of merger, consolidation, reorganization, recapitalization or otherwise) without the prior vote or written consent of holders representing at least a majority of the then-outstanding shares of Series A Preferred Stock, voting together as a separate class:

(i)                                     any amendment, repeal, alteration, addition, deletion or other change to the powers, preferences, rights or privileges of the Series A Preferred Stock or the Series B Preferred Stock in a manner adverse to the holders thereof (whether by Board resolution, amendment to the Certificate of Incorporation or Bylaws, merger, consolidation or otherwise);

(ii)                                  any increase or decrease in the authorized amount of shares of Series A Preferred Stock, except for the cancellation and retirement of shares set forth in SECTION 10(a);

(iii)                               any issuance of additional shares of Series A Preferred Stock after the Series A Original Issuance Date;

(iv)                              any authorization, creation or issuance (by reclassification or otherwise) of any Senior Securities or Parity Securities;

(v)                                 declare, pay or set aside for payment any dividends or distributions on, or repurchase, redeem or otherwise acquire any Junior Securities or Parity Securities if (A) all accrued Dividends on the Series A Preferred Stock (other than Regular Dividends accruing pursuant to SECTION 2(a)(i) in respect of the applicable Dividend Period) have not been paid in full or (B) if after giving effect to such action, the Company would not have sufficient funds legally available to redeem all shares of Series A Preferred Stock for the Regular Liquidation Preference; or

(vi)                              agree to do any of the foregoing actions set forth in clause (c)(i) through (c)(v), unless such agreement expressly provides that the Company’s obligation to undertake any of the foregoing is subject to the prior approval of holders of Series A Preferred Stock.

Without expanding the scope of the foregoing voting rights of Series A Preferred Stock, it is understood that in the context of a Fundamental Change, so long as immediately following such Fundamental Change:

(i)                                     the Series A Preferred Stock (or any preferred security into which the Series A Preferred Stock is converted in such Fundamental Change as contemplated by clause (ii)(B) below) is convertible into the kind and amount of shares of capital stock, other securities or other property receivable upon such Fundamental Change by a holder of a number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock in accordance with SECTION 5(e); and

(ii)                                  the Series A Preferred Stock either:

(A)                              remains outstanding with the same powers, preferences, rights and privileges set forth in this Certificate of Designation (except to the extent necessary or appropriate to implement clause (i) above), or

(B)                                is converted into or otherwise exchanged for preferred securities of the Acquirer, which preferred securities have the same powers, preferences, rights and privileges (other than those that by their terms automatically terminate or otherwise are altered following such a Fundamental Change pursuant to the terms of this Certificate of Designation and other than to the extent necessary or appropriate to reflect the consummation of the transaction and the fact that the issuer is a different entity) as the Series A Preferred Stock, provided that such exchange does not result in income tax consequences generally to U.S. individual holders of the Series A Preferred Stock that are more severe than the income tax consequences such holders would have suffered if such holders had been holders of Common Stock and been treated as such in the Fundamental Change; and

(iii)                               in connection with such Fundamental Change, no action takes place that would otherwise require the approval of the holders of the Series A Preferred Stock pursuant to this SECTION 4(c), the Series A Preferred Stock shall not have any vote or consent as a separate class with respect to such Fundamental Change. For the avoidance of doubt, the foregoing shall not limit or otherwise modify any holder’s rights pursuant to SECTION 7.

(d)  Right to Designate/Elect Preferred Directors.  From and after the Series A Original Issuance Date and for as long as SLS and its Permitted Transferees Beneficially Own a majority of the outstanding shares of Series A Preferred Stock, but subject to a Representation Reduction Event, the holders of shares of Series A Preferred Stock, voting together as a separate class by a majority of the then-outstanding shares of Series A Preferred Stock as of any applicable record date, shall have the exclusive right to elect a total number of directors (such persons, the “Preferred Directors”), to the Board equal to the Board Representation Entitlement. If the holders of Series A Preferred Stock fail to elect a number of Preferred Directors sufficient to fill the Board Representation Entitlement, then the Board will take such actions as are necessary to reduce the size of the Board until such time as the holders of Series A Preferred Stock fill such directorship by vote or by written consent in lieu of a meeting; and no such directorship may be filled by stockholders of the Company other than the holders of Series A Preferred Stock. In addition, upon the occurrence of an increase in the authorized number of directors then constituting the Board that results in an increase of the Board Representation Entitlement to a number greater than the number of Preferred Directors then serving on the Board, the Board will take such actions as are necessary to increase the authorized number of Preferred Directors on the Board so that the total authorized number of Preferred Directors is equal to the Board Representation Entitlement at such time.

(i)  Term of Office.  Unless a Preferred Director’s term of office shall have terminated prior to such time pursuant to SECTION 4(d)(ii), (iii), (iv), (v), (vi) or (vii) below, such Preferred Director designated or elected pursuant to this SECTION 4 shall serve until the next special or annual meeting of stockholders of the Company called for the purpose of electing Preferred Directors at which such Preferred Director is up for election or at any special meeting of the holders of Series A Preferred Stock, as the case may be, for the purpose of removing Preferred Directors, or until his or her successor shall be duly elected.

(ii)  Removal and Vacancies.  So long as the Board Representation Entitlement is equal to at least one (1), a majority of the directors may call, and upon the written request of holders of record of at least 50% of the then-outstanding shares of Series A Preferred Stock, addressed to the Secretary of the Company at the principal office of the Company, shall call, a special meeting of the holders of shares of Series A Preferred Stock, for the sole purpose of filling any vacancy caused by the resignation, death or removal of a Preferred Director (but only to the extent required to maintain the then applicable Board Representation Entitlement and permitted by the Certificate of Incorporation), or to remove from office a Preferred Director with or without cause. Such meeting shall be held as soon as reasonably practicable after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders. Subject to the Certificate of Incorporation and SECTION 4(d)(iii), (iv), (v), (vi) or (vii) below, only the holders of a majority of the then-outstanding shares of Series A Preferred Stock, voting together as a single class, are entitled to fill any vacancy caused by the resignation, death or removal of a Preferred Director (but only to the extent required to maintain the then applicable Board Representation Entitlement and permitted by the Certificate of Incorporation), and only the holders of Series A Preferred Stock are entitled to remove from office a Preferred Director without cause. Any Preferred Director may be removed from office (A) with or without cause by holders of a majority of the then-outstanding shares of Series A Preferred Stock or (B) only for cause by the holders of a majority of the then-outstanding shares of Common Stock.

(iii)  Change Following Representation Reduction Event.  Upon the occurrence of a Representation Reduction Event, the number of Preferred Directors on the Board (but not the number of directors constituting the whole Board) shall be reduced immediately so that the total number of Preferred Directors after the occurrence of a Representation Reduction Event is equal to the Board Representation Entitlement at such time. To effect such reduction, the term of office of the requisite number of Preferred Directors shall immediately end, such person(s) shall cease to be director(s), and neither the remaining Preferred Directors nor the holders of shares of Series A Preferred Stock shall have any right to elect or appoint a Preferred Director to replace such director. To the extent that there is more than one Preferred Director on the Board immediately prior to the Representation Reduction Event, the holders of a majority of the then-outstanding shares of Series A Preferred Stock shall have the right to designate which of the Preferred Directors’ terms shall end pursuant to this SECTION 4(d)(iii) and cause such person to resign from the Board; provided that if holders of a majority of the then-outstanding shares of Series A Preferred Stock fail to designate in advance which of the Preferred Directors’ terms shall end, the directors (other than the Preferred Directors) shall then be entitled to make such designation.

(iv)  Change Following Board Size Decrease.  Upon the occurrence of a decrease in the authorized number of directors then constituting the Board that, as a result thereof results in a reduction of the Board Representation Entitlement to less than the then authorized number of Preferred Directors (a “Board Size Decrease”), the number of Preferred Directors on the Board shall be reduced immediately so that the total number of Preferred Directors is equal to the Board Representation Entitlement at such time. To effect such reduction, the term of office of that number of Preferred Directors required to reduce the number of Preferred Directors to the new Board Representation Entitlement shall immediately end, such person(s) shall cease to be director(s), and neither the remaining Preferred Directors nor the holders of shares of Series A Preferred Stock shall have any right to elect or appoint a Preferred Director to replace such director at such time. To the extent that there is more than one Preferred Director on the Board immediately prior to the Board Size Decrease, the holders of a majority of the then-outstanding shares of Series A Preferred Stock shall have the right to designate which of the Preferred Directors’ terms shall end pursuant to this SECTION 4(d)(iv) and cause such person to resign from the Board; provided that if holders of a majority of the then-outstanding shares of Series A Preferred Stock fail to designate in advance which of the Preferred Directors’ terms shall end, the directors (other than the Preferred Directors) shall then be entitled to make such designation.

(v)  Loss of Preferred Directors on a Non-Constituent Issuer Fundamental Change.  Upon the occurrence of a Non-Constituent Issuer Fundamental Change, the terms of office of all Preferred Directors shall immediately end, such persons shall cease to be directors, and the holders of shares of Series A Preferred Stock shall not have any right to elect or appoint Preferred Directors to replace the directors whose terms of office shall have ended.

(vi)  Loss of Preferred Director on a Fundamental Change Other than a Non-Constituent Issuer Fundamental Change.  Upon the occurrence of a Fundamental Change other than a Non-Constituent Issuer Fundamental Change, if the Board Representation Entitlement is at least one (1) Preferred Director at such time, the terms of office of all but one (1) Preferred Director shall immediately end, such persons shall cease to be directors (notwithstanding the proviso in SECTION 4(d)(vii) below), and neither the remaining Preferred Director nor the holders of shares of Series A Preferred Stock shall have any right to elect or appoint Preferred Directors to replace the directors whose terms of office shall have ended pursuant to this SECTION 4(d)(vi). To the extent that there is more than one Preferred Director on the Board immediately prior to such Fundamental Change, the holders of a majority of the then-outstanding shares of Series A Preferred Stock shall have the right to designate which of the Preferred Directors’ terms shall end pursuant to this SECTION 4(d)(vi) and cause such person to resign from the Board; provided that if the holders of a majority of the then-outstanding shares of Series A Preferred Stock fail to designate in advance which of the Preferred Directors’ terms shall end, the directors (other than the Preferred Directors) shall then be entitled to make such designation.

(vii)  Loss of Board Representation Entitlement.  From and after the first time that the Board Representation Entitlement is equal to zero (0), the holders of Series A Preferred Stock shall cease to have any rights under this SECTION 4(d) (including, without limitation, the right to vote to fill any vacancies of Preferred Directors other than pursuant to SECTION 4(d)(ix)); provided, however, that if, immediately following such time, the Investor Securityholders continue to benefit from the contractual rights set forth in Section 7.1 of the Securities Purchase Agreement, each Preferred Director serving on the Board at such time (the “Transition Time”) shall continue as a director, but not as a Preferred Director (other than with respect to SECTION 4(d)(iii), pursuant to which such director shall not continue as a director if the conditions therein for the elimination of such director’s seat are met), until the next special or annual meeting of stockholders of the Company called for the purpose of electing directors, or until his or her successor shall be elected. From and after the Transition Time, the holders of shares of Series A Preferred Stock shall not have any right, voting as a separate class, to elect or appoint a Preferred Director to replace such director.

(viii)  Filling Vacancy Upon Cessation of Preferred Director.  Any vacancy resulting from the cessation of the term of office of a Preferred Director pursuant to SECTION 4(d)(iii), (v), (vi) or (vii) may be filled by either (A) the Board or (B) to the extent permitted by the Certificate of Incorporation, the holders of Common Stock generally, and not the holders of Series A Preferred Stock voting as a separate class, in accordance with the Certificate of Incorporation, the Bylaws of the Company and applicable law.

(ix)  Additional Preferred Director After Increase Event.  If an Increase Event occurs, and for so long as such Increase Event continues, the holders of shares of Series A Preferred Stock, voting together as a separate class by a majority of the then-outstanding shares of Series A Preferred Stock as of any applicable record date, shall have the exclusive right to elect one director (the “Additional Director”) to the Board in addition to the number of Preferred Directors that would otherwise constitute the Board Representation Entitlement. If the election of such Additional Director would cause the size of the Board to exceed the maximum number of directors permitted under the Certificate of Incorporation, the Company shall take all reasonable actions to cause one director (other than a Preferred Director or Nominated Director (as defined in the Securities Purchase Agreement)) to immediately resign from the Board. The term of such Additional Director shall expire automatically upon such Increase Event no longer continuing.

(e)  Exchange Compliance.  Notwithstanding the foregoing, to the fullest extent permitted by applicable law:

(i)                                     the rights of the holders of the Series A Preferred Stock set forth in SECTION 4(a) to vote as a single class with the Common Stock shall be subject to applicable rules of the Exchange on which the Company is then listed to the extent required such that the Common Stock shall continue to be listed on such Exchange, including, without limitation, compliance by the Company with Rule 4351 of Nasdaq (or any successor thereto) insofar as it may be applied in the event that the Conversion Price is determined to be less than the greater of “book or market value” as defined in such rules, and such rights to vote with the Common Stock shall be accordingly reduced or otherwise modified to the minimum extent required to comply with such rules; and

(ii)                                  if after the Series A Original Issuance Date there is a change in the applicable rules of the primary Exchange on which the Common Stock is listed at the time such change becomes effective or in the interpretation of such applicable rules that would cause the Common Stock to be delisted by such Exchange as a result of the terms of this SECTION 4, the voting rights of the holders of the Series A Preferred Stock set forth in this SECTION 4 shall thereafter be limited to the extent required by such changed rules in order for the Common Stock to continue to be listed on such Exchange.

SECTION 5.  Conversion.

Each share of Series A Preferred Stock is convertible into shares of Common Stock as provided in this SECTION 5.

(a)  Conversion at the Option of Holders of Series A Preferred Stock.  Subject to SECTION 5(b) and SECTION 5(e)(viii), each holder of Series A Preferred Stock is entitled to convert, at any time and from time to time, at the option and election of such holder, any or all shares of outstanding Series A Preferred Stock held by such holder into a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock equal to the amount (the “Conversion Amount”) determined by dividing (i) the Original Purchase Price for each share of Series A Preferred Stock to be converted by such holder by (ii) the Conversion Price in effect at the time of conversion. The “Conversion Price” initially is $1.35, as adjusted from time to time as provided in SECTION 5(f). In order to convert shares of Series A Preferred Stock into shares of Common Stock, the holder must surrender the certificates representing such shares of Series A Preferred Stock, accompanied by transfer instruments reasonably satisfactory to the Company, free of any adverse interest or liens at the office of the Company’s transfer agent for the Series A Preferred Stock (or at the principal office of the Company, if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or such number of shares represented by such certificates as specified therein. With respect to a conversion pursuant to this SECTION 5(a), the date of receipt of such certificates, together with such notice, by the transfer agent or the Company will be the date of conversion (the “Conversion Date”).

(b)  Limitations on Conversion.  Notwithstanding SECTION 5(a) or SECTION 5(c) but subject to SECTION 8, the Company shall not effect any conversion of the Series A Preferred Stock or otherwise issue shares of Common Stock pursuant to SECTION 5(a) or (c), and no holder of Series A Preferred Stock will be permitted to convert shares of Series A Preferred Stock into shares of Common Stock if, and to the extent that, following such conversion, either (i) such holder’s, together with such holder’s Affiliates’, aggregate voting power on a matter being voted on by holders of Common Stock would exceed 19.9% of the Maximum Voting Power or (ii) such holder, together with such holder’s Affiliates, would Beneficially Own (disregarding for this purpose clause (ii) of the definition of “Beneficially Own”) more than 19.9% of the then outstanding Common Stock; provided, however, that such conversion restriction shall not apply to any conversion in connection with and subject to completion of (A) a Public Sale of the Common Stock to be issued upon such conversion, if following consummation of such Public Sale such holder and its Affiliates will not Beneficially Own (disregarding for this purpose clause (ii) of the definition of “Beneficially Own”) in excess of 19.9% of the then outstanding Common Stock or (B) a bona fide third party tender offer for the Common Stock issuable thereupon. For purposes of the foregoing sentence, the number of shares of Common Stock Beneficially Owned by a holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which a conversion notice has been given, but shall exclude the number of shares of Common Stock which would be issuable upon conversion or exercise of (x) the remaining, unconverted portion of the Series A Preferred Stock and any Junior Preferred Stock

(as defined in the Securities Purchase Agreement), (y) any outstanding Notes, or (z) any outstanding Warrants (as defined in the Securities Purchase Agreement) Beneficially Owned by such holder or any of its Affiliates. Upon the written request of the holder, the Company shall within two (2) Business Days confirm in writing to any holder the number of shares of Common Stock then outstanding.

(c)  Conversion at the Option of the Company.  Subject to SECTION 5(b) and SECTION 8, on and after the two-and-a-half year anniversary of the Series A Original Issuance Date, at the Company’s option and election and upon its compliance with this SECTION 5(c), all outstanding shares of Series A Preferred Stock shall be converted automatically into a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock equal to the Conversion Amount on the date of written notice by the Company to the holders of Series A Preferred Stock notifying such holders of the conversion contemplated by this SECTION 5(c), which conversion shall occur on the date specified in such notice, not less than 10 Business Days nor more than 30 days following the date of such notice (which date shall be the Conversion Date in respect of a conversion pursuant to this SECTION 5(c)), provided that such notice may be delivered by the Company only if (i) the Closing Price per share of the Common Stock for each of 20 or more Trading Days in a 30 consecutive Trading Day period ending on the Trading Day immediately prior to delivery of a notice of conversion pursuant to this SECTION 5(c) was at or above 300% of the then-applicable Conversion Price and (ii) all requisite arrangements with the Company’s transfer agent, the Exchange on which shares of the Common Stock are then listed, and any other requisite securities intermediary (including The Depository Trust Company and Cede & Co., if applicable) to permit trading of such shares of Common Stock on the Conversion Date shall have been completed; provided, however, that the Company shall not have the right to require conversion of the Series A Preferred Stock pursuant to this SECTION 5(c), unless (x) the Company shall have, as of the Conversion Date, funds legally available therefor to pay all accrued and unpaid Dividends on the shares of Series A Preferred Stock that are being converted into Common Stock and (y) at the time of the mailing of the notice of conversion, either (1) the shelf registration statement referred to in Section 2.2 of the Registration Rights Agreement is effective and available for resales of the Common Stock issuable upon conversion of the Series A Preferred Stock or (2) the shares of Common Stock for which the Series A Preferred Stock are convertible into may be sold by all holders of the Series A Preferred Stock under Rule 144 under the Securities Act without volume or other limitation. Once delivered, such notice shall be irrevocable, unless the Company obtains the written consent of the holders representing a majority of the outstanding shares of Series A Preferred Stock. Notwithstanding the foregoing, the holders of Series A Preferred Stock shall continue to have the right to convert their shares of Series A Preferred Stock pursuant to SECTION 5(a) until and through the Conversion Date contemplated in this SECTION 5(c) and if such shares of Series A Preferred Stock are converted pursuant to SECTION 5(a) such shares shall no longer be converted pursuant to this SECTION 5(c) and the Company’s notice delivered to the holders pursuant to this SECTION 5(c) shall be of no effect with respect to such shares converted pursuant to SECTION 5(a).

(d)  Fractional Shares.  No fractional shares of Common Stock will be issued upon conversion of the Series A Preferred Stock. In lieu of fractional shares, the Company shall pay cash equal to such fractional amount multiplied by the Fair Market Value of Common Stock as of the Conversion Date. If more than one share of Series A Preferred Stock is being converted at one time by the same holder, then the number of full shares issuable upon conversion will be calculated on the basis of the aggregate number of shares of Series A Preferred Stock converted by such holder at such time.

(e)  Mechanics of Conversion.

(i)                                     As soon as practicable after the Conversion Date (and in any event within three Business Days), the Company shall (A) issue and deliver to such holder the number of shares of Common Stock to which such holder is entitled, together with a check or cash for payment of fractional shares, if any, in exchange for the certificates formerly representing shares of Series A Preferred Stock and (B) pay to such holder, to the extent of funds legally available therefor, all accrued and unpaid Dividends on the shares of Series A Preferred Stock that are being converted into Common Stock. Such conversion will be deemed to have been made on the Conversion Date, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such Conversion Date. In case fewer than all the shares represented by any such certificate are to be converted, a new certificate shall be issued representing the unconverted shares without cost to the holder thereof, except for any documentary, stamp or similar issue or transfer tax due because any certificates for shares of Common Stock or Series A Preferred Stock are issued in a name other than the name of the converting holder. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon conversion or due upon the issuance of a new certificate for any shares of Series A Preferred Stock not converted other than any such tax due because shares of Common Stock or a certificate for shares of Series A Preferred Stock are issued in a name other than the name of the converting holder.

(ii)                                  The Company shall at all times reserve and keep available, free from any preemptive rights, out of its treasury or out of authorized but unissued shares of Common Stock (or a combination of both) for the purpose of effecting the conversion of the Series A Preferred Stock the full number of shares of Common Stock deliverable upon the conversion of all outstanding Series A Preferred Stock (as may be adjusted from time to time pursuant to the terms of this SECTION 5 and assuming for the purposes of this calculation that all outstanding shares of Series A Preferred Stock are held by one holder), and the Company shall take all actions to amend its Certificate of Incorporation to increase the authorized amount of Common Stock if necessary therefor. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

(iii)                               From and after the Conversion Date, the shares of Series A Preferred Stock to be converted on such Conversion Date will no longer be deemed to be outstanding, and all rights of the holder thereof as a holder of Series A Preferred Stock (except the right to receive from the Company the Common Stock upon conversion, together with the right to receive any payment in lieu of a fractional share of Common Stock and any accrued and unpaid Dividends thereon) shall cease and terminate with respect to such shares; provided, that in the event that a share of Series A Preferred Stock is not converted, such share of Series A Preferred Stock will remain outstanding and will be entitled to all of the rights as provided herein. Any shares of Series A Preferred Stock that have been converted will, after such conversion, upon issuance of the shares of Common Stock issuable upon conversion thereof and the payment of all accrued and unpaid Dividends thereon and cash in lieu of fractional shares of Common Stock, be deemed cancelled and retired, shall not be reissued as such and, following the filing of any certificate required by the DGCL, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board; provided, however, that if such shares become convertible into Senior Redeemable Preferred, such shares shall not be deemed cancelled and retired but may instead be reissued as shares of Senior Redeemable Preferred. Notwithstanding anything to the contrary set forth herein, in the event that (1) any shares of Series A Preferred Stock are converted into Common Stock pursuant to the terms hereof or Series B Preferred Stock pursuant to SECTION 8, and (2) the Company, at the time of such conversion, does not have sufficient lawfully available funds to pay all accrued and unpaid Dividends then due and payable thereon, upon such conversion the holder of such shares shall in addition to receiving shares of Common Stock issuable pursuant to this SECTION 5 or Series B Preferred Stock issuable pursuant to SECTION 8, as applicable, receive one share of a series of preferred stock of the Company having the rights, powers and preferences hereinafter described (the “Senior Redeemable Preferred”) for each share of Series A Preferred Stock that was converted in lieu of the accrued and unpaid Dividends then due and payable thereon. The Company hereby covenants that, if any shares of Series A Preferred Stock become convertible into Senior Redeemable Preferred, the Board shall take all necessary action to authorize the creation of the Senior Redeemable Preferred and to provide that the Senior Redeemable Preferred shall rank senior to all Junior Securities, pari passu with all Parity Securities and junior to all Senior Securities, and shall have no special rights, powers or preferences, other than the following: (A) each share of Senior Redeemable Preferred shall be redeemed automatically by the Company, at such time as the Company shall have sufficient lawfully available funds therefor, at a purchase price equal to (x) the amount of accrued and unpaid Dividends attributable to the share of Series A Preferred Stock that was converted into such share of Senior Redeemable Preferred at the time of such conversion, plus (y) any Dividends payable thereon at the rate and on the basis as would otherwise be applicable pursuant to SECTION 2 hereof from the date of such conversion through the date of redemption, (B) for so long as any shares of Senior Redeemable Preferred are outstanding, the Company shall not take any of the actions referenced in sub-clauses (i) - (vi) of SECTION 4(c) hereof and (C) upon any voluntary or involuntary liquidation or dissolution or winding up of the Company, the holders of Senior Redeemable

Preferred shall have a liquidation preference equal to an amount calculated in accordance with clause (A) of this sentence.

(iv)                              If the conversion is in connection with any sale, transfer or other disposition of the Common Stock issuable upon conversion of the Series A Preferred Stock, the conversion may, at the option of any holder tendering any share of Series A Preferred Stock for conversion, be conditioned upon the closing of the sale, transfer or the disposition of shares of Common Stock issuable upon conversion of Series A Preferred Stock with the underwriter, transferee or other acquirer in such sale, transfer or disposition, in which event such conversion of such shares of Series A Preferred Stock shall not be deemed to have occurred until immediately prior to the closing of such sale, transfer or other disposition.

(v)                                 The Company shall comply with all federal and state laws, rules and regulations and applicable rules and regulations of the Exchange on which shares of the Common Stock are then listed. If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series A Preferred Stock require registration with or approval of any person or group under any federal or state law or the rules and regulations of the Exchange on which shares of the Common Stock are then listed before such shares may be validly issued or delivered upon conversion, then the Company will, as expeditiously as possible, use its reasonable best efforts to secure such registration or approval, as the case may be. So long as any shares of Common Stock into which the shares of Series A Preferred Stock are then convertible is then listed on an Exchange, the Company will list and keep listed on such Exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

(vi)                              All shares of Common Stock issued upon conversion of the shares of Series A Preferred Stock will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, not issued in violation of any preemptive rights arising under law or contract and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result.

(vii)                           If, prior to a Rights Trigger, shares of Series A Preferred Stock are converted into Common Stock, upon the conversion of such shares of Series A Preferred Stock, the shares of Common Stock issued in respect thereof shall be issued with the same Rights, if any, attached thereto as are attached to the then-outstanding shares of Common Stock.

(viii)  Partial Cash Settlement.

(A)                              The Company may in its sole discretion at any time, and from time to time, deliver a written notice (a “Partial Cash Notice”) to each holder of Series A Preferred Stock (1) stating (x) that the Company is exercising its option pursuant to this SECTION 5(e)(viii) and (y) the aggregate number of shares of Series A Preferred Stock subject to, or the aggregate dollar amount payable by the Company pursuant to this SECTION 5(e)(viii) in respect of, such option (the “Cash Amount”), or (2) revoking an Outstanding Partial Cash Notice, as the case may be. Each Partial Cash Notice will be effective on and after the tenth (10th) day such notice has been delivered to a holder.

(B)                                If an Outstanding Partial Cash Notice is effective at the time that a holder delivers to the Company a notice of conversion pursuant to SECTION 5(a) or SECTION 8(b), or the Company delivers a notice of mandatory conversion pursuant to SECTION 5(c), then the Company shall deliver the following on the applicable Conversion Date in lieu of such number of shares of Common Stock and/or Series B Preferred Stock, as applicable, that would otherwise be deliverable upon conversion of Series A Preferred Stock: (1) cash, in an amount equal to Original Purchase Price per share of Series A Preferred Stock to be converted, plus cash in an amount equal to accrued and unpaid Dividends on the shares of Series A Preferred Stock being converted and (2) a number of shares of Common Stock and/or shares of Series B Preferred Stock, as the case may be, equal to (x) the aggregate Fair Market Value (as of the Conversion Date) of all shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock without giving effect to this SECTION 5(e)(viii) or the limitations set forth in SECTION 5(b), less the Original Purchase Price for such share of Series A Preferred Stock, divided by (y) (i) with respect to shares of Common Stock issuable upon conversion of such Series A Preferred Stock, the Fair Market Value of the Common Stock on the Conversion Date or (ii) with respect to shares of Series B Preferred Stock issuable upon conversion of such Series A Preferred Stock, the Original Purchase Price for such share of Series A Preferred Stock; provided that in the event the holders of shares of Series A Preferred Stock seek to convert, or the Company requires the conversion of, a number of shares of Series A Preferred Stock that would exceed the then applicable Cash Amount (such shares in excess of such Cash Amount, the “Unaffected Shares”), such Unaffected Shares shall be converted without giving effect to this SECTION 5(e)(viii).

(C)                                For purposes hereof, an “Outstanding Partial Cash Notice” means a Partial Cash Notice pursuant to which the Company has exercised its option pursuant to this SECTION 5(e)(viii) and which has not been revoked by an effective subsequent Partial Cash Notice.

(f)  Adjustments to Conversion Price.

(i)  Adjustment for Change In Capital Stock.

(A)                              If the Company shall, at any time and from time to time while any shares of the Series A Preferred Stock are outstanding, issue a dividend or make a distribution on its Common Stock payable in shares of its Common Stock to all or substantially all holders of its Common Stock, then the Conversion Price at the opening of business on the Ex-Dividend Date for such dividend or distribution will be adjusted by multiplying such Conversion Price by a fraction:

(1)                                  the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Business Day immediately preceding such Ex-Dividend Date; and

(2)                                  the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Business Day immediately preceding the Ex-Dividend Date for such dividend or distribution, plus the total number of shares of Common Stock constituting such dividend or other distribution.

If any dividend or distribution of the type described in this SECTION 5(f)(i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Except as set forth in the preceding sentence, in no event shall the Conversion Price be increased pursuant to this SECTION 5(f)(i).

(B)                                If the Company shall, at any time or from time to time while any of the Series A Preferred Stock are outstanding, subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day upon which such subdivision becomes effective shall be proportionately decreased, and conversely, if the Company shall, at any time or from time to time while any of the Series A Preferred Stock are outstanding, combine or reclassify its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day upon which such combination or reclassification becomes effective shall be proportionately increased. In each such case, the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such subdivision, combination or reclassification. Such increase or reduction, as the case may be, shall become effective immediately after the opening of business on the day upon which such subdivision, combination or reclassification becomes effective.

(ii)  Adjustment for Rights Issue.  If the Company shall, at any time or from time to time, while any shares of the Series A Preferred Stock are outstanding, distribute rights, options or warrants to all or substantially all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase shares of Common Stock, or securities convertible into, or exchangeable or exercisable for, Common Stock, in either case, at less than the average of the Closing Prices for the five consecutive Trading Days immediately preceding the first public announcement of the distribution, then the Conversion Price shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Price in effect at the opening of business on the Ex-Dividend Date for such distribution by a fraction:

(A)                              the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the close of business on the Business Day immediately preceding the Ex-Dividend Date for such distribution, plus (2) the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock issuable pursuant to such rights, options or warrants would purchase at the Current Market Price of the Common Stock on the declaration date for such distribution (determined by multiplying such total number of shares of Common Stock so offered by the exercise price of such rights, options or warrants and dividing the product so obtained by such Current Market Price); and

(B)                                the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the Business Day immediately preceding the Ex-Dividend Date for such distribution, plus the total number of additional shares of Common Stock issuable pursuant to such rights, options or warrants.

Such adjustment shall become effective immediately after the opening of business on the Ex-Dividend Date for such distribution.

To the extent that shares of Common Stock are not delivered pursuant to such rights, options or warrants or upon the expiration or termination of such rights, options or warrants, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In the event that such rights, options or warrants are not so distributed, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the Ex-Dividend Date for such distribution had not occurred. In determining whether any rights, options or warrants entitle the holders to purchase shares of Common Stock at less than the average of the Closing Prices for the five consecutive Trading Days immediately preceding the first public announcement of the relevant distribution, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights, options or warrants and the value of such consideration if other than cash, to be determined in good faith by the Board of Directors. Except as set forth in this paragraph, in no event shall the Conversion Price be increased pursuant to this SECTION 5(f)(ii).

(iii)  Adjustment for Certain Tender Offers or Exchange Offers.  In case the Company or any of its Subsidiaries shall, at any time or from time to time, while any shares of the Series A Preferred Stock are outstanding, distribute cash or other consideration in respect of a tender offer or an exchange offer (that is treated as a “tender offer” under U.S. federal securities laws) made by the Company or any Subsidiary for all or any portion of the Common Stock, where the sum of the aggregate amount of such cash distributed and the aggregate Fair Market Value, as of the Expiration Date (as defined below), of such other consideration distributed (such sum, the “Aggregate Amount”) expressed as an amount per share of Common Stock validly tendered or exchanged, and not withdrawn, pursuant to such tender offer or exchange offer as of the Expiration Time (as defined below) (such tendered or exchanged shares of Common Stock, the “Purchased Shares”) exceeds the Closing Price per share of the Common Stock on the first Trading Day immediately following the last date (such last date, the “Expiration Date”) on which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (as the same may be amended through the Expiration Date), then, and in each case, immediately after the close of business on such date, the Conversion Price shall be decreased so that the same shall equal the rate determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Trading Day immediately following the Expiration Date by a fraction:

(A)                              the numerator of which shall be equal to the product of (A) the number of shares of Common Stock outstanding as of the last time (the “Expiration Time”) at which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (including all Purchased Shares) and (B) the Closing Price per share of the Common Stock on the first Trading Day immediately following the Expiration Date; and

(B)                                the denominator of which is equal to the sum of (x) the Aggregate Amount and (y) the product of (I) an amount equal to (1) the number of shares of Common Stock outstanding as of the Expiration Time, less (2) the Purchased Shares and (II) the Closing Price per share of the Common Stock on the first Trading Day immediately following the Expiration Date.

An adjustment, if any, to the Conversion Price pursuant to this SECTION 5(f)(iii) shall become effective immediately prior to the opening of business on the second Trading Day immediately following the Expiration Date. In the event that the Company or a Subsidiary is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer or exchange offer had not been made. Except as set forth in the preceding sentence, if the application of this SECTION 5(f)(iii) to any tender offer or exchange offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer or exchange offer under this SECTION 5(f)(iii).

(iv)  Disposition Events.

(A)                              If any of the following events (any such event, a “Disposition Event”) occurs:

(1)                                  any reclassification or exchange of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

(2)                                  any merger, consolidation or other combination to which the Company is a constituent party; or

(3)                                  any sale, conveyance, lease, or other disposal of all or substantially all the properties and assets of the Company to any other person;

in each case, as a result of which all of the holders of Common Stock shall be entitled to receive cash, securities or other property for their shares of Common Stock, the Company or the successor or purchasing person, as the case may be, shall provide that the Series A Preferred Stock converted following the effective date of any Disposition Event, shall be converted, in lieu of the Common Stock otherwise deliverable, into the same amount and type (in the same proportion) of cash, securities or other property received by holders of Common Stock in the relevant event (collectively, “Reference Property”) received upon the occurrence of such Disposition Event by a holder of Common Stock holding, immediately prior to the transaction, a number of shares of Common Stock equal to the Conversion Amount (without giving effect to any limitations on conversion set forth in SECTION 5(b)) immediately prior to such Disposition Event; provided that if the Disposition Event provides the holders of Common Stock with the right to receive more than a single type of consideration determined based in part upon any form of stockholder election, the Reference Property shall be comprised of the weighted average of the types and amounts of consideration received by the holders of the Common Stock. The Company may not cause, or agree to cause, a Disposition Event to occur, unless the issuer of any securities or other property into which the Series A Preferred Stock that remains outstanding thereafter (if any) becomes convertible agrees, for the express benefit of the holders of record of Series A Preferred Stock (including making them beneficiaries of such agreement), to issue such securities or property.

(B)                                The above provisions of this SECTION 5(f)(iv) shall similarly apply to successive Disposition Events. If this SECTION 5(f)(iv) applies to any event or occurrence, neither SECTION 5(f)(i) nor SECTION 5(f)(iii) shall apply; provided, however, that this SECTION 5(f)(iv) shall not apply to any stock split or combination to which SECTION 5(f)(i) is applicable or to a liquidation, dissolution or winding up to which SECTION 3 applies. To the extent that equity securities of a company are received by the holders of Common Stock in connection with a Disposition Event, the portion of the Series A Preferred Stock which will be convertible into such equity securities will continue to be subject to the anti-dilution adjustments set forth in this SECTION 5(f).

(v)  Minimum Adjustment.  Notwithstanding the foregoing, the Conversion Price will not be reduced if the amount of such reduction would be an amount less than $0.01, but any such amount will be carried forward and reduction with respect thereto will be made at the time that such amount, together with any subsequent amounts so carried forward, aggregates to $0.01 or more.

(vi)  When No Adjustment Required.

(A)                              No adjustment need be made for a transaction referred to in SECTION 5(f)(i) or SECTION 5(f)(ii) if the Series A Preferred Stock participates, without conversion, in the transaction or event that would otherwise give rise to an adjustment pursuant to such Section at the same time as holders of the Common Stock participate with respect to such transaction or event and on the same terms as holders of the Common Stock participate with respect to such transaction or event as if the holders of Series A Preferred Stock, at such time, held a number of shares of Common Stock equal to the Conversion Amount at such time.

(B)                                No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

(C)                                No adjustment need be made for a change in the par value or no par value of the Common Stock.

(D)                               To the extent the Series A Preferred Stock become convertible pursuant to this SECTION 5 into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

(vii)  Rules of Calculation; Treasury Stock.  All calculations will be made to the nearest one-hundredth of a cent or to the nearest one-ten thousandth of a share. Except as explicitly provided herein, the number of shares of Common Stock outstanding will be calculated on the basis of the number of issued and outstanding shares of Common Stock, not including shares held in the treasury of the Company. The Company shall not pay any dividend on or make any distribution to shares of Common Stock held in treasury.

(viii)  Waiver.  Notwithstanding the foregoing, the Conversion Price will not be reduced if the Company receives, prior to the effective time of the adjustment to the Conversion Price, written notice from the holders representing at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a separate class, that no adjustment is to be made as the result of a particular issuance of Common Stock or other dividend or other distribution on shares of Common Stock. This waiver will be limited in scope and will not be valid for any issuance of Common Stock or other dividend or other distribution on shares of Common Stock not specifically provided for in such notice.

(ix)  Tax Adjustment.  Anything in this SECTION 5 notwithstanding, the Company shall be entitled to make such downward adjustments in the Conversion Price, in addition to those required by this SECTION 5, as the Board in its sole discretion shall determine to be advisable in order that any event treated for federal income tax purposes as a dividend or stock split will not be taxable to the holders of Common Stock.

(x)  Par Value.  Anything in this SECTION 5 notwithstanding, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of Common Stock, and any such purported adjustment shall instead reduce the Conversion Price to such par value.

(xi)  No Duplication.  If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described in this SECTION 5 in a manner such that such adjustments are duplicative, only one adjustment shall be made.

(xii)  Provisions Governing Adjustment to Conversion Price.  Rights, options or warrants distributed by the Company to all or substantially all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company’s capital stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Rights Trigger”): (A) are deemed to be transferred with such shares of Common Stock; (B) are not exercisable; and (C) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of SECTION 5(f)(i), (ii), (iii) or (iv) (and no adjustment to the Conversion Price under SECTION 5(f)(i), (ii), (iii) or (iv) will be required) until the occurrence of the earliest Rights Trigger, whereupon such rights, options and warrants shall be deemed to have been distributed, except as set forth in SECTION 5(e)(vii), and (x) if and to the extent such rights, options and warrants are exercisable for shares of Common Stock or Common Stock equivalents, an appropriate adjustment (if any is required) to the Conversion Price shall be made under SECTION 5(f)(ii) (without giving effect to the 60 day limit on the exercisability of rights, options and warrants ordinarily subject to such SECTION 5(f)(ii)), and/or (y) if and to the extent such rights, options and warrants are exercisable for cash and/or any shares of the Company’s capital stock other than shares of Common Stock or Common Stock equivalents, shall be subject to the provisions of SECTION 2(b) applicable to Participating Dividends and shall be distributed to the holders of Series A Preferred Stock. If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Series A Original Issuance Date, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (and a termination or expiration of the existing rights, options or warrants without exercise by any of the holders thereof), except as set forth in SECTION 5(e)(vii). In addition, except as set forth in SECTION 5(e)(vii), in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Rights Trigger or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under SECTION 5(f)(i), (ii), (iii) or (iv) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted at the opening of business on following such final redemption or repurchase by multiplying such Conversion Price by a fraction (x) the numerator of which shall be the Current Market Price per share of Common Stock on such date, less the amount equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights, option or warrants (assuming such holder had retained such rights, options or warrants), made to all or substantially all holders of Common Stock as of the date of such redemption or repurchase and (y) the denominator of which shall be the Current Market Price, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights, options and warrants had not been issued. Notwithstanding the foregoing, (A) to the extent any such rights, options or warrants are redeemed by the Company prior to a Rights Trigger or are exchanged by the Company, in either case for shares of Common Stock, the Conversion Price shall be appropriately readjusted (if and to the extent previously adjusted pursuant to this SECTION 5(f)(xii)) as if such rights, options or warrants had not been issued, and instead the Conversion Price will be adjusted as if the Company had issued the shares of Common Stock issued upon such redemption or exchange as a dividend or distribution of shares of Common Stock subject to SECTION 5(f)(i)(A) and (B) to the extent any such rights, options or warrants are redeemed by the Company prior to a Rights Trigger or are exchanged by the Company, in either case for any shares of the Company’s capital stock (other than Common Stock) or any other assets of the Company, such redemption or exchange shall be deemed to be a distribution and shall be subject to, and paid to the holders of Series A Preferred Stock pursuant to, the provisions of SECTION 2(b) applicable to Participating Dividends.

(g)  Notice of Record Date.  In the event of:

(i)                                     any stock split or combination of the outstanding shares of Common Stock;

(ii)                                  any declaration or making of a dividend or other distribution to holders of Common Stock in Additional Shares of Common Stock, any other capital stock, other securities or other property (including but not limited to cash and evidences of indebtedness);

(iii)                               any reclassification or change to which SECTION 5(f)(i)(B) applies;

(iv)                              the dissolution, liquidation or winding up of the Company; or

(v)                                 any other event constituting a Fundamental Change of the type described in clause (ii) of the definition thereof in SECTION 9(s);

then the Company shall file with its corporate records and mail to the holders of the Series A Preferred Stock at their last addresses as shown on the records of the Company, at least 10 days prior to the record date specified in (A) below or 10 days prior to the date specified in (B) below, a notice stating:

(A)                              the record date of such stock split, combination, dividend or other distribution, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such stock split, combination, dividend or other distribution are to be determined, or

(B)                                the date on which such reclassification, change, dissolution, liquidation, winding up or other event constituting a Fundamental Change of the type described in clause (ii) of the definition thereof in SECTION 9(s), is estimated to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for the capital stock, other securities or other property (including but not limited to cash and evidences of indebtedness) deliverable upon such reclassification, change, liquidation, dissolution, winding up or other Fundamental Change.

Disclosures made by the Company in any filings required to be made under the Exchange Act shall be deemed to satisfy the notice requirements set forth in this SECTION 5(g).

(h)  Certificate of Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this SECTION 5, the Company at its expense shall promptly as reasonably practicable compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate, signed by an officer of the Company, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Company shall, upon the reasonable written request of any holder of Series A Preferred Stock, furnish to such holder a similar certificate setting forth (i) the calculation of such adjustments and readjustments in reasonable detail, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of capital stock, other securities or other property (including but not limited to cash and evidences of indebtedness) which then would be received upon the conversion of Series A Preferred Stock.

SECTION 6.  Redemption.

Each share of Series A Preferred Stock is redeemable as provided in this SECTION 6.

(a)  Redemption at the Option of Holders.

(i)                                     Subject to compliance with SECTION 6(a)(iii), each holder of shares of Series A Preferred Stock shall have the right (the “Redemption Right”), at such holder’s option, to require the Company to purchase (out of funds legally available therefor) all or any portion of such holder’s shares of Series A Preferred Stock pursuant to this SECTION 6(a) on any Redemption Date, at a purchase price, payable in cash, equal to 100% of the Regular Liquidation Preference as of such Redemption Date (the “Redemption Price”).

(ii)                                  At least 30 days, but not more than 60 days, prior to each Redemption Date, the Company shall mail a notice of optional redemption by first-class mail, postage prepaid to each holder of Series A Preferred Stock, which notice shall state (A) the Redemption Date and the Redemption Price, (B) the date upon which the Redemption Right terminates, (C) the then applicable Conversion Price for the Series A Preferred Stock, (D) the names and telephonic contact information for no more than three (3) registered broker-dealers affiliated with a reputable, nationally recognized brokerage house (collectively, the “Brokers”) and (E) reference to this SECTION 6(a).

(iii)                               Any holder may, in its sole discretion, exercise its Redemption Right with respect to all or any portion of the Series A Preferred Stock (the “Redemption Securities”) Beneficially Owned by such holder by delivery to the Company of a written notice (a “Redemption Acceptance Notice”) no less than seven nor more than 30 days prior to the Redemption Date stating (A) that such holder is exercising the Redemption Right, (B) the number of shares of the Redemption Securities with respect to which such holder is exercising its Redemption Right, (C) the price quotes provided, if any, by the Brokers with respect to such Redemption Securities, (D) the names of the Brokers contacted by such holder and (E) that such holder attempted in good faith to obtain the price quotes referred to in clause (A) of the definition of Redemption Fair Market Value.

(iv)                              Notwithstanding the foregoing, the Redemption Right shall be exercisable by any holder only if the Redemption Fair Market Value of the Redemption Securities Beneficially Owned by such holder is equal to or less than 110% of the aggregate Redemption Price of the Redemption Securities Beneficially Owned by such holder.

(v)                                 For purposes of this Section 6(a), “Redemption Fair Market Value” shall mean, with respect to the Redemption Securities Beneficially Owned by any holder:

(A)                              if such holder is able to obtain on the Business Day prior to such holder’s mailing or other transmittal to the Company of the Redemption Acceptance Notice a firm price quote from one or more Brokers pursuant to which such Broker offers to purchase on such date all, but not less than all, of the Redemption Securities that such holder wishes to redeem, the highest net purchase price quoted; or

(B)                                if such holder is unable to obtain any price quotes as contemplated in clause (A) (including, for the avoidance of doubt, as a result of any Broker failing to respond to such holder’s inquiry for, or to provide, a firm price quote with respect to such Redemption Securities), then the Redemption Fair Market Value of such Redemption Securities shall conclusively be deemed to be an amount less than 110% of the Redemption Price.

(b)  Redemption at the Option of the Company.

(i)                                     At any time after the fifth anniversary of the Series A Original Issuance Date, the Company, at its option and election, may redeem (out of funds legally available therefor) any or all of the outstanding shares of Series A Preferred Stock at the Redemption Price; provided that the Company shall not have the right to redeem any shares of Series A Preferred Stock pursuant to this SECTION 6(b) unless at the time of the mailing of the notice of redemption, either (x) the shelf registration statement referred to in Section 2.2 of the Registration Rights Agreement is effective and available for resales of the Common Stock issuable upon conversion of the Series A Preferred Stock or (y) the shares of Common Stock for which the Series A Preferred Stock are convertible into may be sold by all holders of the Series A Preferred Stock under Rule 144 under the Securities Act without volume or other limitation.

(ii)                                  If the Company elects to redeem the Series A Preferred Stock pursuant to SECTION 6(b)(i), the “Company Redemption Date” shall be the date on which the Company elects to consummate such redemption. The Company shall deliver a notice of redemption not less than 15 nor more than 30 Business Days prior to the Company Redemption Date, addressed to the holders of record of the

Series A Preferred Stock as they appear in the records of the Company as of the date of such notice. Each notice must state the following: (A) the Company Redemption Date; (B) the number of shares to be redeemed; (C) the Redemption Price as of the Company Redemption Date (it being understood that the actual Redemption Price will be determined as of the actual Company Redemption Date); (D) the name of the redemption agent to whom, and the address of the place to where, the Series A Preferred Stock are to be surrendered for payment of the Redemption Price; and (E) that Dividends, if any, on the shares to be redeemed will cease to accrue on such Company Redemption Date provided that the Redemption Price shall have been paid on the Company Redemption Date.

(iii)                               If the Company has elected to redeem less than all the Series A Preferred Stock pursuant to this SECTION 6(b), the Company shall select the shares of Series A Preferred Stock to be redeemed by lot, on a pro rata basis or in accordance with any other method the Company considers fair and appropriate. The Company shall make such selection from shares of Series A Preferred Stock then outstanding and not already to be redeemed by virtue of having been previously called for redemption.

(c)  Mechanics of Redemption.

(i)                                     Prior to 2:00 p.m. (New York City time) on or prior to Business Day prior to the Redemption Date or Company Redemption Date, as applicable (such date, the “Irrevocable Date”), the Company shall deposit with a redemption agent an amount of money (in immediately available funds) sufficient to pay the Redemption Price on the Redemption Date or the Company Redemption Date, as the case may be. The redemption agent shall return to the Company, as soon as practicable, any money not required for that purpose. If the Company or an Affiliate of the Company acts as redemption agent, it shall, before 3:00 p.m., New York City time on or prior to Business Day prior to the Redemption Date or Company Redemption Date, as applicable, segregate the money and hold it as a separate trust fund.

(ii)                                  The redemption agent on behalf of the Company shall pay the applicable Redemption Price on the Redemption Date or Company Redemption Date, as the case may be, upon surrender of the certificates representing the shares of Series A Preferred Stock to be redeemed (properly endorsed or assigned for transfer, if the Company shall so require and letters of transmittal and instructions therefor on reasonable terms are included in the notice sent by the Company); provided that if such certificates are lost, stolen or destroyed, the Company may require such holder to indemnify the Company, in a reasonable amount and in a reasonable manner, and post a customary bond in respect of such indemnity, prior to paying such Redemption Price. Notwithstanding the foregoing, the Company shall remain liable for the payment of the Redemption Price to the extent such amounts are not paid as provided herein. Any holder that, together with its Affiliates, Beneficially Owns more than 1,000 shares of Series A Preferred Stock will be entitled to receive all cash payments hereunder by wire transfer of immediately available funds.

(iii)                               Shares of Series A Preferred Stock to be redeemed on the Redemption Date or Company Redemption Date, as the case may be, will from and after such date, no longer be deemed to be outstanding; and all powers, designations, preferences and other rights of the holder thereof as a holder of Series A Preferred Stock (except the right to receive from the Company the applicable Redemption Price) shall cease and terminate with respect to such shares; provided that in the event that a share of Series A Preferred Stock is not redeemed due to a default in payment by the Company or because the Company is otherwise unable to pay the applicable Redemption Price in cash in full, such share of Series A Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights (including but not limited to the accrual and payment of Dividends and the conversion rights) as provided herein.

(iv)                              Notwithstanding anything in this SECTION 6 to the contrary, each holder shall retain the right to convert shares of Series A Preferred Stock to be redeemed at any time on or prior to the Redemption Date or Company Redemption Date, as the case may be; provided, however, that any shares of Series A Preferred Stock for which a holder delivers a conversion notice to the Company prior to the Redemption Date or Company Redemption Date, as the case may be, shall not be redeemed pursuant to this SECTION 6.

(v)                                 Any redemption of the Series A Preferred Stock pursuant to this SECTION 6 (such redemption, the “Redemption”) shall be payable out of any cash legally available therefor, and if there is not a sufficient amount of cash available, then out of the remaining assets of the Company legally available therefor (valued at the Fair Market Value thereof on the date of payment). At the time of the Redemption, the Company shall take all actions required or permitted under Delaware law to permit the Redemption, including, without limitation, through the revaluation of its assets in accordance with Delaware law, to make funds legally available for such Redemption. To the extent that the Company has insufficient funds to redeem all of the shares of Series A Preferred Stock upon the Redemption, the Company shall use available funds to redeem a pro rata portion of such Series A Preferred Stock.

SECTION 7.  Fundamental Change.

(a)  Offer to Repurchase.

(i)                                     In connection with any Fundamental Change, unless waived by holders representing a majority of the outstanding shares of Series A Preferred Stock, each holder shall have the right, at such holder’s option, to require the Company to, or to cause the Survivor of a Fundamental Change (such Survivor of a Fundamental Change, the “Acquirer”) to, purchase each share of Series A Preferred Stock then-outstanding (the “Fundamental Change Offer”) at a purchase price per share (such amount being the “Repurchase Price”) in cash equal to the sum of (x) 101% of the Regular Liquidation Preference, plus (y) in the case of a Fundamental Change of the type described in clause (i), (ii), (iii) or (iv) of the definition of “Fundamental Change” (each, a “Change in Control”), the Make Whole Amount, on a date selected by the Company (the “Fundamental Change Purchase Date”), which Fundamental Change Purchase Date shall be the date on which the Fundamental Change is consummated (provided that in the case of a Fundamental Change described in clause (i) of the definition thereof, the Fundamental Change Purchase Date shall be a date no later than 35 Business Days following the date of the first public announcement of such Fundamental Change having occurred).

(ii)                                  As promptly as practicable following the date of announcement of such transaction or execution of such agreement providing for such Fundamental Change, but in no event less than 20 Business Days prior to the anticipated effective date of a Fundamental Change in the case of a Fundamental Change within the control of the Company or of which the Company has at least 30 Business Days prior notice, the Company shall mail a written notice of Fundamental Change (the “Fundamental Change Notice”) by first-class mail addressed to the holders of record of the Series A Preferred Stock as they appear in the records of the Company as of the date of announcement of such transaction or execution of such agreement providing for such Fundamental Change. Each notice must state that: (A) the Fundamental Change Offer may be accepted by delivery of a written revocable notice specifying the number of shares to be repurchased, and the date by which such notice must be given pursuant to this SECTION 7(a); (B) the expected Repurchase Price as of the expected Fundamental Change Purchase Date, and specifying the individual components thereof (it being understood that the actual Repurchase Price will be determined as of the actual Fundamental Change Purchase Date); (C) the name of the paying agent to whom, and the address of the place to where, the Series A Preferred Stock are to be surrendered for payment of the Repurchase Price; (D) any shares of Series A Preferred Stock not tendered for payment shall continue to be outstanding and holders thereof shall remain entitled to, among other things, the payment of Dividends thereon and exercise their conversion rights (whether on the date of consummation of the Fundamental Change or otherwise), (E) the consummation of the Fundamental Change Offer and the payment of the Repurchase Price shall be subject to the consummation of the Fundamental Change, and (F) the circumstances and material facts regarding such Fundamental Change, including the anticipated effective date of the Fundamental Change. If the Fundamental Change is not consummated, the Fundamental Change Offer shall be automatically withdrawn.

(iii)                               Notwithstanding this SECTION 7, the Fundamental Change Offer shall be subject to, and be made in compliance with, Regulation 14E under the Exchange Act and any other federal and state securities laws, as applicable, including any applicable time periods. The Company shall notify the holders Series A Preferred Stock of the results of the Fundamental Change Offer on or as soon as practicable after the Fundamental Change Purchase Date.

(b)  Mechanics of Repurchase.

(i)                                     Prior to 2:00 p.m. (New York City time) on or prior to the Business Day prior to the Fundamental Change Purchase Date, the Company shall deposit with a paying agent an amount of money (in immediately available funds) sufficient to pay the aggregate Repurchase Price upon on the Fundamental Change Purchase Date. The paying agent shall return to the Company, as soon as practicable, any money not required for that purpose. If the Company or an Affiliate of the Company acts as paying agent, it shall, before 3:00 p.m., New York City time on or prior to Business Day prior to the Fundamental Change Purchase Date, as applicable, segregate the money and hold it as a separate trust fund. Notwithstanding the deposit of such funds, the Company shall remain liable for the payment of the Repurchase Price to the extent such Repurchase Price is not paid as provided herein.

(ii)                                  The paying agent on behalf of the Company shall pay the Repurchase Price on the Fundamental Change Purchase Date upon surrender of the certificates representing the shares of Series A Preferred Stock to be repurchased (properly endorsed or assigned for transfer, if the Company shall so require and letters of transmittal and instructions therefor on reasonable terms are included in the notice sent by the Company); provided that if such certificates are lost, stolen or destroyed, the Company may require such holder to indemnify the Company, and post a customary bond in respect of such indemnity, in a reasonable amount and in a reasonable manner, prior to paying such Repurchase Price. Notwithstanding the foregoing, the Company shall remain liable for the payment of the Repurchase Price to the extent such amounts are not paid as provided herein. Any holder that, together with its Affiliates, Beneficially Owns more than 1,000 shares of Series A Preferred Stock will be entitled to receive all cash payments hereunder by wire transfer of immediately available funds.

(iii)                               In case fewer than all the shares represented by any such certificate are to be repurchased, a new certificate shall be issued representing the shares not purchased, without cost to the holder thereof, except for any documentary, stamp or similar issue or transfer tax due because any certificate for shares Series A Preferred Stock are issued in a name other than the name of the selling holder. The Company shall pay any documentary, stamp or similar issue or transfer tax due upon the issuance of a new certificate for any shares of Series A Preferred Stock not repurchased other man any such tax due because a certificate for shares Series A Preferred Stock is issued in a name other than the name of the selling holder.

(iv)                              Subject to clause (vi) below, from and after the Fundamental Change Purchase Date, shares of the Series A Preferred Stock to be repurchased on such Fundamental Change Purchase Date will no longer be deemed to be outstanding; and all powers, designations, preferences and other rights of the holder thereof as a holder of Series A Preferred Stock (except the right to receive from the Company the Repurchase Price) shall cease and terminate with respect to such shares; provided that in the event that a share of Series A Preferred Stock is not repurchased due to a default in payment by the Company or because the Company is otherwise unable to pay the Repurchase Price in full, such share of Series A Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights (including but not limited to the payment of dividends and the conversion rights) as provided herein.

(v)                                 Notwithstanding anything in this SECTION 7 to the contrary, each holder shall retain the right to (A) convert shares of Series A Preferred Stock to be repurchased at any time on or prior to the Fundamental Change Purchase Date or (B) withdraw an election to have such shares repurchased or any tender of such shares in the Fundamental Change Offer on or prior to the Fundamental Change Purchase Date; provided, however, that, where a holder of Series A Preferred Stock exercises its rights under (A) or (B) above, the shares of Series A Preferred Stock of such holder shall not be repurchased pursuant to this SECTION 7.

(vi)                              The Company shall not be required to make a Fundamental Change Offer if an Affiliate in control of the Company makes the Fundamental Change Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this SECTION 7 and purchases all shares of Series A Preferred Stock validly tendered and not withdrawn under such Fundamental Change Offer; provided, that if an Affiliate in control of the Company makes such repurchase, the shares of Series A Preferred Stock so purchased shall remain outstanding in the hands of such Affiliate.

(vii)                           The Company will not enter into any agreement providing for or otherwise authorize a Fundamental Change unless the Acquirer agrees to cause the Company to make the repurchases contemplated in this SECTION 7 and agrees, for the benefit of the holders of record of the Series A Preferred Stock (including making them beneficiaries of such agreement), that to the extent the Company is not legally able to repurchase the Series A Preferred Stock, the Acquirer will purchase the Series A Preferred Stock.

(viii)                        Any repurchase of the Series A Preferred Stock pursuant to this SECTION 7 shall be payable out of any cash legally available therefor, and if there is not a sufficient amount of cash available, then out of the remaining assets of the Company legally available therefor (valued at the Fair Market Value thereof on the date of payment). The Company shall take all actions required or permitted under Delaware law to permit the repurchase of the Series A Preferred Stock, including, without limitation, through the revaluation of its assets in accordance with Delaware law, to make funds legally available for such repurchase. To the extent that the Company has insufficient funds to repurchase all of the shares of Series A Preferred Stock pursuant to this SECTION 7, the Company shall use available funds to repurchase a pro rata portion of such Series A Preferred Stock.

SECTION 8.  Conversion Into Series B Preferred Stock.

(a)                                  After receiving a notice of conversion pursuant to SECTION 5(c) or a notice of redemption pursuant to SECTION 6(b), any holder of shares of Series A Preferred Stock as to whom relevant the provisions of the following sentence are applicable may, at such holder’s option, convert shares of Series A Preferred Stock subject to such conversion or redemption, as the case may be, at any time on or prior to the close of business on the Business Day immediately preceding the Conversion Date or the Company Redemption Date, as the case may be, specified in such notice into Series B Preferred Stock to the extent necessary to address the conditions described in the immediately following sentence. If such holder would not be permitted to convert one or more shares of its Beneficially Owned Series A Preferred Stock (such shares, the “Preferred Conversion Shares”) or Notes into shares of Common Stock due to the restrictions contained in SECTION 5(b) or because any applicable waiting period has not lapsed, or approval has not been obtained, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable antitrust law, then, subject to SECTION 5(e)(viii), each Preferred Conversion Share of such holder shall be converted into one share of Series B Preferred Stock on the Conversion Date or the Company Redemption Date, as the case may be.

(b)                                 As soon as practicable (and in any event within three Business Days of receipt of the notice described in this SECTION 8(b)), which notice shall include the amount of shares of Series B Preferred Stock to which such holder is entitled and the basis for such conversion into Series B Preferred Stock, the Company shall (i) issue and deliver to such holder a certificate for the number of shares of Series B Preferred Stock, if any, to which such holder is entitled in exchange for the certificates formerly representing shares of Series A Preferred Stock and (ii) pay to such holder, to the extent of funds legally available therefor, all accrued and unpaid Dividends on the shares of Series A Preferred Stock that are being converted into Series B Preferred Stock. Such conversion will be deemed to have been made on the Conversion Date or the Company Redemption Date, as applicable, and the person entitled to receive the shares of Series B Preferred Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Series B Preferred Stock on such Conversion Date or Company Redemption Date, as the case may be. In case fewer than all the shares of Series A Preferred Stock represented by any such certificate are to be converted into Series B Preferred Stock, a new certificate shall be issued representing the unconverted shares without cost to the holder thereof, except for any documentary, stamp or similar issue or transfer tax due because any certificates for shares of Series B Preferred Stock or Series A Preferred Stock are issued in a name other than the name of the converting holder. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Series B Preferred Stock upon conversion or due upon the issuance of a new certificate for any shares of Series A Preferred Stock not converted other than any such tax due because shares of Series B Preferred Stock or a certificate for shares of Series A Preferred Stock are issued in a name other than the name of the converting holder.

(c)                                  The Company shall at all times reserve and keep available, free from any preemptive rights, out of its treasury or out of authorized but unissued shares of Series B Preferred Stock (or a combination of both) for the purpose of effecting the conversion of the Series A Preferred Stock the full number of shares of Series B Preferred Stock deliverable upon the conversion all outstanding Series A Preferred Stock, and the Company shall take all actions to amend its Certificate of Incorporation to increase the authorized amount of Preferred Stock if necessary therefor.

(d)                                 All shares of Series B Preferred Stock issued upon conversion of the shares of Series A Preferred Stock will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, not issued in violation of any preemptive rights arising under law or contract and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result.

SECTION 9.  Additional Definitions.  For purposes of these resolutions, the following terms shall have the following meanings:

(a)                                  “Additional Rate” means an annual rate initially equal to 2.0% per annum, and increasing by 1.0% on every six month anniversary of the occurrence of the Increase Event, up to a maximum of 16% per annum.

(b)                                 “Affiliate” means, with respect to any person, any other person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified person. Notwithstanding the foregoing, the Company, its subsidiaries and its other controlled Affiliates shall not be considered Affiliates of the Investor Securityholders.

(c)                                  “Beneficial Owner”, “Beneficially Own” and “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act; provided, however, that (i) a person will be deemed to be the Beneficial Owner of any security which may be acquired by such person whether within 60 days or thereafter, upon the conversion, exchange or exercise (without giving effect to any provision governing such security that would limit, reduce or otherwise restrict the conversion, exchange or exercise features of such security) of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire such security and (ii) none of the Investor Securityholders shall be deemed to Beneficially Own any securities owned by their portfolio companies as long as the Investor Securityholders did not directly or indirectly encourage, assist or provide any information to such portfolio company in respect of the acquisition or voting of such securities.

(d)                                 “Board Representation Entitlement” means a number of Preferred Directors (rounded up to the nearest whole number) equal to the product of (x) the total number of members then comprising the full Board (including the Preferred Directors) and (y) the lesser of (1) 20.0% and (2) the SLS Director Beneficial Ownership Percentage; provided, however, that, notwithstanding the foregoing, (A) at any time that the Investor Securityholders and their Affiliates in the aggregate cease to Beneficially Own a number of shares of Series A Preferred Stock that if then converted would be convertible into a number of shares of Common Stock that is greater than or equal to 7.5% of the shares of Common Stock then outstanding based on the Conversion Price that is in effect at the time of such calculation (including shares of Series A Preferred Stock pledged pursuant to a bond fide pledge but not foreclosed thereon) without giving effect to the limitations in SECTION 5(b), the Board Representation Entitlement shall be zero (0) Preferred Directors, (B) from and after the occurrence of a Non-Constituent Issuer Fundamental Change, the Board Representation Entitlement shall be zero (0) Preferred Directors and (C) from and after the occurrence of a Fundamental Change described in clause (i) of the definition thereof other than a Non-Constituent Issuer Fundamental Change, the Board Representation Entitlement shall be no more than one (1) Preferred Director.

(e)                                  “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or obligated to close.

(f)                                    “capital stock” means any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such person, and with respect to the Company includes, without limitation, any and all shares of Common Stock and the Preferred Stock.

(g)                                 “Closing Price” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock is listed or admitted for trading or, if the Common Stock is not listed or admitted for trading on a U.S. national or regional securities exchange, as reported on the quotation system on which such security is quoted. If the Common Stock is not listed or admitted for trading on a United States national or regional securities exchange and not reported on a quotation system on the relevant date, the “closing price” will be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. If the Common Stock is not so quoted, the last reported sale price will be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized investment banking firms selected by the Company for this purpose.

(h)                                 “Company Rights Plan” means that certain Amended and Restated Rights Agreement, dated as of April 23, 2009, between the Company (as successor-in-interest to Power-One, Inc.) and American Stock Transfer & Trust Company.

(i)                                     “control,” “controlling,” “controlled by” and “under common control with,” with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of Voting Stock, by contract or otherwise.

(j)                                     “Current Market Price” of Common Stock on any day means the average of the Closing Prices per share of Common Stock for each of the five (5) consecutive Trading Days ending on the earlier of the day in question and the day before the Ex-Dividend Date with respect to the issuance or distribution requiring such computation.

(k)                                  “Dividend Payment Date” means (i) each January 1, April 1, July 1 and October 1 of each year, commencing on July 1, 2010, (ii) with respect to any shares of Series A Preferred Stock that is to be converted or redeemed, the Conversion Date, the Redemption Date or the Company Redemption Date, as applicable, and (iii) any date on which Participating Dividends are paid (if any); provided that if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on Series A Preferred Stock on such Dividend Date shall instead be payable on) the immediately succeeding Business Day.

(l)                                     “Dividend Period” means the period which commences on and includes a Dividend Payment Date (other than the initial Dividend Period which shall commence on and include the Series A Original Issuance Date) pursuant to clauses (i) and (ii) of the definition of “Dividend Payment Date” and ends on and includes the calendar day next preceding the next Dividend Payment Date.

(m)                               “Dividend Rate” means 10.0% per annum.

(n)                                 “Equity Securities” means (x) any shares of capital stock of the Company, (y) any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire any shares of capital stock of the Company, and (z) capital stock or other equity securities directly or indirectly convertible into or exercisable or exchangeable for any shares of capital stock of the Company, excluding, for all purposes, any debt, including, without limitation, any debt convertible into any of the foregoing described in clauses (x) through (z).

(o)                                 “Ex-Dividend Date” means, with respect to any issuance or distribution, the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance or distribution.

(p)                                 “Exchange” means Nasdaq or any other U.S. national securities exchange.

(q)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(r)                                    “Fair Market Value” of Common Stock or any other security or property means the fair market value thereof as determined in good faith by the Board, which determination must be set forth in a written resolution of the Board, in accordance with the following rules:

(i)                                     for Common Stock or other security traded or quoted on an Exchange, the Fair Market Value will be the average of the Closing Prices of such security on such Exchange over a ten

(10) consecutive trading day period, ending on the trading day immediately prior to the date of determination;

(ii)                                  for any security that is not so traded or quoted, or for any other property, the Fair Market Value shall be determined by the Board in good faith assuming a willing buyer and a willing seller in an arms’-length transaction; provided that if any determination of the Board pursuant to this clause (ii) that in the aggregate for all shares of Series A Preferred Stock is in excess of $10,000,000, the holders representing a majority of the then-outstanding shares of Series A Preferred Stock may object to such determination. In the event of such an objection by such holders, the Fair Market Value of such property shall be as determined by a nationally recognized investment bank, appraisal or accounting firm (whose fees and expenses will be paid by the Company) selected by mutual agreement between the Board and such holders.

(s)                                  “Fundamental Change” shall be deemed to have occurred at such time as any of the following events shall occur:

(i)                                     any “person” or “group”, other than the Company, its Subsidiaries or any employee benefits plan of the Company or its Subsidiaries, files, or is required by applicable law to file, a Schedule 13D or Schedule TO (or any successor schedule, form or report) pursuant to the Exchange Act, disclosing that such person has become the direct or indirect beneficial owner of shares with a majority of the total voting power of the Company’s outstanding Voting Stock; unless such beneficial ownership arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act;

(ii)                                  the Company consolidates with or merges with or into another person (other than a Subsidiary of the Company), or sells, conveys, transfers, leases or otherwise disposes of all or substantially all of the consolidated properties and assets of the Company and its Subsidiaries to any person (other than a Subsidiary of the Company) or any person (other than a Subsidiary of the Company) consolidates with or merges with or into the Company, provided that none of the circumstances set forth in this clause (ii) will be a Fundamental Change if persons that beneficially own the Voting Securities of the Company immediately prior to the transaction own, directly or indirectly, shares with a majority of the total voting power of all outstanding Voting Stock the surviving or transferee person immediately after the transaction in substantially the same proportion as their ownership of the Company’s Voting Stock immediately prior to the transaction;

(iii)                               Continuing Directors cease to constitute at least a majority of the Board of Directors, “Continuing Director” means a director who either was a member of the Board on the Series A Original Issuance Date or who becomes a member of the Board of Directors subsequent to that date and who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election, in each case either by a specific vote or by approval of a proxy statement issued by the Company on behalf of the entire Board of Directors in which such individual is named as a nominee of the Board of Directors for election as director;

(iv)                              the Company’s stockholders or Board of Directors adopts a plan for the liquidation or dissolution of the Company; or

(v)                                 upon the occurrence of a Termination of Trading (other than in connection with an Unexpected Delisting).

(t)                                    “group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

(u)                                 “hereof”; “herein” and “hereunder” and words of similar import refer to these resolutions as a whole and not merely to any particular clause, provision, section or subsection.

(v)                                 “Investor Securityholder” shall have the meaning ascribed thereto in the Securities Purchase Agreement.

(w)                               “Make Whole Amount” means, with respect to any share of Series A Preferred Stock being repurchased pursuant to SECTION 7, the excess, if any, of (a) the present value on the date of such repurchase of (i) 100% of the Regular Liquidation Preference of such share as of such date, assuming such share of Series A Preferred Stock was redeemed at the option of the company on May 8, 2014 pursuant to SECTION 6(b), plus (ii) all Regular Dividends payable on such share of Series A Preferred Stock through May 8, 2014, computed using a 3.125% discount rate over (b) 100% of the Regular Liquidation Preference as of such date.

(x)                                   “Market Disruption Event” means the occurrence or existence for more than one half hour period in the aggregate on any scheduled Trading Day for the Common Stock of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the Nasdaq National Market or otherwise) in the Common Stock or in any options, contracts or future contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m. (New York City time) on such day.

(y)                                 “Nasdaq” means The NASDAQ Global Market.

(z)                                   “Notes” means the 6.0%/8.0%/10.0% Convertible Senior Notes due 2019 of the Company (as successor-in-interest to Power-One, Inc.).

(aa)                            “Original Purchase Price” means $1,000 per share of Series A Preferred Stock, as adjusted for any stock dividends, splits, combinations and similar events on the Series A Preferred Stock.

(bb)                          “person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government, any agency or political subdivisions thereof or other “person” as contemplated by Section 13(d) of the Exchange Act.

(cc)                            “Permitted Transferee” shall have the meaning set forth in the Securities Purchase Agreement.

(dd)                          “Public Sale” has the meaning set forth in the Securities Purchase Agreement.

(ee)                            “Redemption Date” means May 8, 2014 and May 8 of each subsequent year on which any of the Series A Preferred Stock is outstanding, or, if any such day is not a Business Day, the immediately succeeding Business Day.

(ff)                                “Representation Reduction Event” means a decrease, for any reason, in the SLS Director Beneficial Ownership Percentage that results in a reduction in the number of directors of the Board that constitutes the Board Representation Entitlement.

(gg)                          “Rights” shall have the meaning given thereto in the Company Rights Plan (or the comparable right under any successor, substitute or additional stockholder rights plan).

(hh)                          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(ii)                                  “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated April 23, 2009, among the Power-One, Inc., SLS and Silver Lake Technology Investors Sumeru, L.P.

(jj)                                  “Series A Original Issuance Date” means the date on which the first share of Series A Preferred Stock was issued.

(kk)                            “Series B Preferred Stock” means the Series B Junior Participating Convertible Preferred Stock so denominated and authorized by the Company concurrently with the Series A Preferred Stock.

(ll)                                  “SLS” means Silver Lake Sumeru Fund, L.P.

(mm)                      “SLS Director Beneficial Ownership Percentage” means, at any time, the quotient of (a) the aggregate number of shares of Common Stock Beneficially Owned (excluding the number of shares of Common Stock issuable upon the exercise of the Warrants (as defined in the Securities Purchase Agreement)) by the Investor Securityholders divided by (b) the number of Common Shares Outstanding (as defined in the Securities Purchase Agreement) (calculated without giving effect to clause (iv) of “Common Shares Outstanding”).

(nn)                          “Subsidiary” means with respect to any person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, such person and one or more Subsidiaries of such person (or a combination thereof). Unless otherwise specified, “Subsidiary” means a Subsidiary of the Company.

(oo)                          “Survivor of a Fundamental Change” means the issuer of the securities received by the holders of Common Stock (in their capacities as such) upon the consummation of a Fundamental Change, to the extent the holders of Common Stock receive other securities in exchange, conversion or substitution of their Common Stock in the transaction that resulted in such Fundamental Change.

(pp)                          “Termination of Trading” will be deemed to have occurred if for 10 consecutive Business Days the Common Stock (or other common stock into which the Series A Preferred Stock are then convertible) is neither listed for trading on a U.S. national securities exchange nor approved for trading on an established U.S. automated interdealer quotation system and no American Depositary Shares or similar instruments for such common stock are so listed or approved for listing in the United States.

(qq)                          “Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) Nasdaq or, if the Common Stock is not listed on Nasdaq, the principal national securities exchange on which the Common Stock is listed, is open for trading or, if the Common Stock is not so listed, admitted for trading or quoted, any Business Day. A Trading Day only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system.

(rr)                                “Unexpected Delisting” means any delisting of the Common Stock from the Nasdaq directly as a result of the execution of the Securities Purchase Agreement and the consummation of the transactions contemplated thereby.

(ss)                            “Voting Stock” shall mean the Series A Preferred Stock and securities of any class or kind ordinarily having the power to vote generally for the election of directors of the Board of the Company or its successor (including the Common Stock).

(tt)                                Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Acquirer	SECTION 7(a)(i)
Additional Director	Section 4(d)(ix)
Additional Dividends	SECTION 2(c)
Aggregate Amount	SECTION 5(f)(iii)
Board	Recital
Board Size Decrease	SECTION 4(d)(iv)
Brokers	SECTION 6(a)(ii)
Cash Amount	SECTION 5(e)(viii)(A)
Certificate of Incorporation	Recital
Change in Control	SECTION 7(a)(i)
Common Stock	SECTION 1(b)(i)
Company	Recital
Company Redemption Date	SECTION 6(b)(ii)
Conversion Amount	SECTION 5(a)
Conversion Date	SECTION 5(a)
Conversion Price	SECTION 5(a)
Conversion Security	SECTION 4(b)(ii)

Term	Section
DGCL	Recital
Disposition Event	SECTION 5(f)(iv)
Dividends	SECTION 2(c)
Expiration Date	SECTION 5(f)(iii)
Expiration Time	SECTION 5(f)(iii)(A)
Fundamental Change Notice	SECTION 7(a)(ii)
Fundamental Change Offer	SECTION 7(a)(i)
Fundamental Change Purchase Date	SECTION 7(a)(i)
Increase Event	SECTION 2(c)(vi)
Irrevocable Date	SECTION 6(c)(i)
Junior Securities	SECTION 1(b)(i)
Liquidation Preference	SECTION 3(a)
Maximum Voting Percentage	SECTION 4(a)
Maximum Voting Power	SECTION 4(a)
Non-Constituent Issuer Fundamental Change	SECTION 4(b)(ii)
Outstanding Partial Cash Notice	SECTION 5(e)(viii)(C)
Parity Securities	SECTION 1(b)(ii)
Partial Cash Notice	SECTION 5(e)(viii)(A)
Participating Dividends	SECTION 2(b)
Participating Liquidation Preference	SECTION 3(a)
Preferred Conversion Shares	SECTION 8(a)
Preferred Directors	SECTION 4(d)
Preferred Stock	Recital
Purchased Shares	SECTION 5(f)(iii)
Redemption	SECTION 6(c)(v)
Redemption Acceptance Notice	SECTION 6(a)(iii)
Redemption Fair Market Value	SECTION 6(a)(v)
Redemption Price	SECTION 6(a)(i)
Redemption Right	SECTION 6(a)(i)
Redemption Securities	SECTION 6(a)(iii)
Reference Property	SECTION 5(f)(iv)
Regular Dividends	SECTION 2(a)
Regular Liquidation Preference	SECTION 3(a)
Repurchase Price	SECTION 7(a)(i)
Rights Trigger	SECTION 5(f)(xii)
Senior Redeemable Preferred	SECTION 5(e)(iii)
Senior Securities	SECTION 1(b)(iii)
Series A Preferred Stock	SECTION 1(a)
Transition Time	SECTION 4(d)(vii)
Unaffected Shares	SECTION 5(e)(viii)(B)

SECTION 10.  Miscellaneous.  For purposes of these resolutions, the following provisions shall apply:

(a)  Status of Cancelled Shares.  Shares of Series A Preferred Stock which have been converted, redeemed, repurchased or otherwise acquired by the Company or cancelled shall be retired, not be reissued as such and, following the filing of any certificate required by the DGCL, have the status of authorized and unissued shares of Preferred Stock, without designation as to series until such shares are once more, subject to SECTION 4, designated as part of a particular series by the Board.

(b)  Severability.  If any right, preference or limitation of the Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

(c)  Headings.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(d)  Amendment.  Any provision in this Certificate of Designation (including, but not limited to, any notice requirements) may be waived, in whole or in part, amended or otherwise modified by the prior vote or written consent of holders representing at least a majority of the then-outstanding shares of Series A Preferred Stock, voting together as a separate class.

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be executed by a duly authorized officer of the Company as of     , 2010.

NEW POWER-ONE, INC.

By:
Name: Tina McKnight
Title: General Counsel and Secretary

SERIES A CERTIFICATE OF DESIGNATION

Annex B

Certificate of Designations of Series B Convertible Preferred Stock

CERTIFICATE OF DESIGNATION

OF SERIES B JUNIOR PARTICIPATING CONVERTIBLE PREFERRED STOCK

OF

NEW POWER-ONE, INC.

New Power-One, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies, pursuant to Section 151 of the DGCL, that the following resolutions were duly adopted by its Board of Directors (the “Board”) on                         , 2010:

WHEREAS, the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) authorizes 30,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”) issuable from time to time in one or more series;

WHEREAS, the Certificate of Incorporation authorizes the Board to provide by resolution for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof;

NOW, THEREFORE, BE IT RESOLVED, that a series of Preferred Stock with the powers, designations, preferences and rights and the qualifications, limitations and restrictions thereof, as provided herein is hereby authorized and established as follows:

SECTION 1.  Number; Designation; Rank.

(a)                                  This series of convertible participating Preferred Stock is designated as the “Series B Junior Participating Convertible Preferred Stock” (the “Series B Preferred Stock”). The number of shares constituting the Series B Preferred Stock is 23,625 shares, par value $.001 per share.

(b)                                 The Series B Preferred Stock ranks, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company:

(i)                                     senior in preference and priority to the common stock of the Company, par value $.001 per share (the “Common Stock”) and each other class or series of Equity Security of the Company the terms of which do not expressly provide that it ranks senior in preference or priority to or on parity, without preference or priority, with the Series B Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company (collectively with the Common Stock, the “Junior Securities”);

(ii)                                  on parity, without preference and priority, with the series of Preferred Stock of the Company that are designated as “Junior Participating Preferred Stock,” par value $.001 per share, the “Series C Junior Participating Convertible Preferred Stock,” par value $.001 per share (the “Series C Preferred Stock”), and each other class or series of Equity Security of the Company, the terms of which expressly provide that it will rank on parity, without preference or priority, with the Series B Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company (collectively, the “Parity Securities”), and

(iii)                               junior in preference and priority to the series of Preferred Stock of the Company that is designated as “Series A Convertible Preferred Stock,” par value $.001 per share (the “Series A Preferred Stock”), and each other class or series of Equity Security of the Company the terms of which expressly provide that it will rank senior in preference or priority to the Series B Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company (collectively, the “Senior Securities”).

SECTION 2.  Dividends.

(a)  Dividends.  (i) Each holder of issued and outstanding Series B Preferred Stock will be entitled to receive, when, as and if declared by the Board, out of funds legally available for the payment of dividends for each share of Series B Preferred Stock, dividends of the same type as any dividends or other distribution, whether in cash, in kind or in other property, payable or to be made on outstanding shares of Common Stock, in an amount equal to the amount of such dividends or other distribution as would be made on the number of shares of Common Stock into which such share of Series B Preferred Stock could be converted on the applicable record date for such dividends or other distribution on the Common Stock, without giving effect to the limitations set forth in SECTION 5(b) (the “Dividends”); provided, however, that notwithstanding the above, the holders of Series B Preferred Stock shall not be entitled to receive any dividends or distributions for which an adjustment to the Conversion Price shall be made pursuant to SECTION 5(f)(i)(A) or SECTION 5(f)(ii) (and such dividends or distributions that are not payable to the holders of Series B Preferred Stock as a result of this proviso shall not be deemed to be Dividends).

(ii)                                  Dividends are payable at the same time as and when such dividend or other distribution on Common Stock is paid to the holders of Common Stock and are payable to holders of record of Series B Preferred Stock on the record date for the corresponding dividend or distribution on the Common Stock; provided, however, that no dividend or distribution on Common Stock shall be made to holders of the Common Stock unless the Dividends are paid (or are concurrently being paid) pursuant to SECTION 2(a)(ii) hereof.

(b)                                 If Dividends are not paid in full, all Dividends declared upon the Series B Preferred Stock and all dividends declared on any Parity Securities shall be declared pro rata so that the amount of Dividends declared per share of the Series B Preferred Stock and dividends declared per share of such Parity Securities shall in all cases bear to each other the same ratio that accrued and unpaid Dividends per share on the Series B Preferred Stock and accrued and unpaid dividends per share of such Parity Securities bear to each other.

(c)                                  Holders of Series B Preferred Stock are not entitled to any dividend, whether payable in cash, in kind or other property, in excess of the Dividends as provided in this SECTION 2.

(d)                                 Any holder that, together with its Affiliates, Beneficially Owns more than 1,000 shares of Series B Preferred Stock will be entitled to receive all cash Dividends by wire transfer of immediately available funds.

SECTION 3.  Liquidation Preference.

(a)                                  Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, each share of Series B Preferred Stock entitles the holder thereof to receive and to be paid out of the assets of the Company available for distribution, before any distribution or payment may be made to a holder of any Junior Securities, an amount in cash per share of Series B Preferred Stock equal to the sum of (i) the greater of (A) the Original Purchase Price per share and (B) an amount equal to the amount the holders of Series B Preferred Stock would have received per share of Series B Preferred Stock upon liquidation, dissolution or winding up of the Company had such holders converted their shares of Series B Preferred Stock into shares of Common Stock immediately prior thereto, plus (ii) an amount equal to all accrued and unpaid Dividends, if any, on such share of Series B Preferred Stock (such sum, the “Regular Liquidation Preference” if pursuant to subclauses (i)(A) and (ii) and the “Participating Liquidation Preference” if pursuant to subclauses (i)(B) and (ii), and such greater amount, the “Liquidation Preference”).

(b)                                 If upon any such liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution are insufficient to pay the holders of Series B Preferred Stock the full Liquidation Preference and the holders of all Parity Securities the full liquidation preferences to which they are entitled, the holders of Series B Preferred Stock and such Parity Securities will share ratably in any such distribution of the assets of the Company in proportion to the full respective amounts to which they are entitled.

(c)                                  After payment to the holders of Series B Preferred Stock of the full Liquidation Preference to which they are entitled, the holders of Series B Preferred Stock as such will have no right or claim to any of the assets of the Company.

(d)                                 The value of any property not consisting of cash that is distributed by the Company to the holders of the Series B Preferred Stock will equal the Fair Market Value thereof on the date of distribution.

(e)                                  For the purposes of this SECTION 3, a Fundamental Change (in and of itself) shall be deemed not to be a liquidation, dissolution or winding-up of the Company subject to this SECTION 3 (it being understood that an actual liquidation, dissolution or winding up of the Company in connection with a Fundamental Change will be subject to this SECTION 3).

SECTION 4.  Voting Rights; Board Representation.

(a)                                  The holders of Series B Preferred Stock shall have no voting rights other than those set forth in SECTION 4(b) below.

(b)                                 So long as any shares of Series B Preferred Stock are outstanding and except as otherwise expressly permitted hereby, the Company and its subsidiaries may not take any of the following actions (including by means of merger, consolidation, reorganization, recapitalization or otherwise) without the prior vote or written consent of holders representing at least a majority of the then-outstanding shares of Series B Preferred Stock, voting together as a separate class:

(i)                                     any amendment, repeal, alteration, addition, deletion or other change to the powers, preferences, rights or privileges of the Series B Preferred Stock in a manner adverse to the holders thereof (whether by Board resolution, amendment to the Certificate of Incorporation or Bylaws, merger, consolidation or otherwise);

(ii)                                  any increase or decrease in the authorized amount of shares of Series B Preferred Stock, except for the cancellation and retirement of shares set forth in SECTION 7(a);

(iii)                               any issuance of additional shares of Series B Preferred Stock after the Series B Original Issuance Date, other than pursuant to the terms of the Certificate of Designation of the Series A Preferred Stock; or

(iv)                              agree to do any of the foregoing actions set forth in clause (b)(i) through (b)(iii), unless such agreement expressly provides that the Company’s obligation to undertake any of the foregoing is subject to the prior approval of holders of Series B Preferred Stock.

Without expanding the scope of the foregoing voting rights of Series B Preferred Stock, it is understood that in the context of a Fundamental Change, so long as immediately following such Fundamental Change:

(i)                                     the Series B Preferred Stock (or any preferred security into which the Series B Preferred Stock is converted in such Fundamental Change as contemplated by clause (ii)(B) below) is convertible into the kind and amount of shares of capital stock, other securities or other property receivable upon such Fundamental Change by a holder of a number of shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock in accordance with SECTION 5(e); and

(ii)                                  the Series B Preferred Stock either:

(A)                              remains outstanding with the same powers, preferences, rights and privileges set forth in this Certificate of Designation (except to the extent necessary or appropriate to implement clause (i) above), or

(B)                                is converted into or otherwise exchanged for preferred securities of the surviving entity of such a Fundamental Change, which preferred securities have the same powers, preferences, rights and privileges (other than those that by their terms automatically terminate or otherwise are altered following such a Fundamental Change pursuant to the terms of this Certificate of Designation and other than to the extent necessary or appropriate to reflect the consummation of the transaction and the fact that the issuer is a different entity) as the Series B Preferred Stock, provided that such exchange does not result in income tax consequences generally to U.S. individual holders of the Series B Preferred Stock that are more severe than the income tax consequences such holders would have suffered if such holders had been holders of Common Stock and been treated as such in the Fundamental Change; and

(iii)                               in connection with such Fundamental Change, no action takes place that would otherwise require the approval of the holders of the Series B Preferred Stock pursuant to this SECTION 4(b), the Series B Preferred Stock shall not have any vote or consent as a separate class with respect to such Fundamental Change.

(c)  Exchange Compliance.  Notwithstanding the foregoing, to the fullest extent permitted by applicable law, if after the Series B Original Issuance Date there is a change in the applicable rules of the primary Exchange on which the Common Stock is listed at the time such change becomes effective or in the interpretation of such applicable rules that would cause the Common Stock to be delisted by such Exchange as a result of the terms of this SECTION 4, the voting rights of the holders of the Series B Preferred Stock set forth in this SECTION 4 shall thereafter be limited to the extent required by such changed rules in order for the Common Stock to continue to be listed on such Exchange.

SECTION 5.  Conversion.

Each share of Series B Preferred Stock is convertible into shares of Common Stock as provided in this SECTION 5.

(a)  Conversion at the Option of Holders of Series B Preferred Stock.  Subject to SECTION 5(b), each holder of Series B Preferred Stock is entitled to convert, at any time and from time to time, at the option and election of such holder, any or all shares of outstanding Series B Preferred Stock held by such holder into a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock equal to the amount (the “Conversion Amount”) determined by dividing (i) the Original Purchase Price for each share of Series B Preferred Stock to be converted by such holder by (ii) the Conversion Price in effect at the time of conversion. The “Conversion Price,” with respect to each share of Series B Preferred Stock, initially is the conversion price of the Series A Preferred Stock in effect immediately prior to the conversion of such share of Series A Preferred Stock into a share of Series B Preferred Stock, as adjusted from time to time as provided in SECTION 5(f). In order to convert shares of Series B Preferred Stock into shares of Common Stock, the holder must surrender the certificates representing such shares of Series B Preferred Stock, accompanied by transfer instruments reasonably satisfactory to the Company, free of any adverse interest or liens at the office of the Company’s transfer agent for the Series B Preferred Stock (or at the principal office of the Company, if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or such number of shares represented by such certificates as specified therein. With respect to a conversion pursuant to this SECTION 5(a) or SECTION 5(c), the date of receipt of such certificates, together with such notice, by the transfer agent or the Company will be the date of conversion (the “Conversion Date”).

(b)  Limitations on Conversion.  Notwithstanding SECTION 5(a), but subject to SECTION 5(c), the Company shall not effect any conversion of the Series B Preferred Stock or otherwise issue shares of Common Stock pursuant to SECTION 5(a), and no holder of Series B Preferred Stock will be permitted to convert shares of Series B Preferred Stock into shares of Common Stock if, and to the extent that, following such conversion, either (i) such holder’s, together with such holder’s Affiliates’, aggregate voting power on a matter being voted on by holders of Common Stock would exceed 19.9% of the Maximum Voting Power or (ii) such holder, together with such holder’s Affiliates, would Beneficially Own (disregarding for this purpose clause (ii) of the definition of “Beneficially Own”) more than 19.9% of the then outstanding Common Stock; provided, however, that such conversion restriction shall not apply to any conversion in connection with and subject to completion of (A) a Public Sale of the Common Stock to be issued upon such conversion, if following consummation of such Public Sale such holder and its Affiliates will not Beneficially Own (disregarding for this purpose clause (ii) of the definition of “Beneficially Own”) in excess of 19.9% of the then outstanding Common Stock or (B) a bona fide third party tender offer for the Common Stock issuable thereupon. For purposes of the foregoing sentence, the number of shares of Common Stock Beneficially Owned by a holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock with respect to which a conversion notice has been given, but shall exclude the number of shares of Common Stock which would be issuable upon conversion or exercise of (x) the remaining, unconverted portion of the Series B Preferred Stock and any Series A Preferred Stock or Series C Preferred Stock, (y) any outstanding Notes, or (z) any outstanding Warrants (as defined in the Securities Purchase Agreement) Beneficially Owned by such holder or any of its Affiliates. Upon the written request of the holder, the Company shall within two (2) Business Days confirm in writing to any holder the number of shares of Common Stock then outstanding. For purposes hereof, “Maximum Voting Power” means, at the time of determination of the Maximum Voting Power, the total number of votes which may be cast by all capital stock on the applicable matter subject to the vote of the Common Stock, Series A Preferred Stock and any other securities that constitute Voting Stock voting together as a single class and after giving effect to any limitation on voting power set forth in the Certificate of Designation of the Series A Preferred Stock and the certificate of designation or other similar document governing other Voting Stock.

(c)  Automatic Conversion.  If at any time the limitations in SECTION 5(b) would not prevent the conversion of one or more shares of Series B Preferred Stock into Common Stock, then, subject to any lapse or expiration of the applicable waiting period, or approval, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or other applicable antitrust law, the maximum number of shares of Series B Preferred Stock held by a holder and its Affiliates that can convert into Common Stock without violating the limitations in SECTION 5(b) will automatically convert into Common Stock, provided that such automatic conversion shall only occur if the number of shares of Series B Preferred Stock that would be converted on the Conversion Date is equal to or greater than the lesser of (x) 1,000 and (y) all shares then held by such holder and its Affiliates; provided, further, that if the number of shares of Series B Preferred Stock that may be converted pursuant to this SECTION 5(c) is less than all shares of Series B Preferred Stock Beneficially Owned by a holder and its Affiliates, the Company shall select the shares of Series B Preferred Stock to be converted by lot, or on a pro rata basis.

(d)  Fractional Shares.  No fractional shares of Common Stock will be issued upon conversion of the Series B Preferred Stock. In lieu of fractional shares, the Company shall pay cash equal to such fractional amount multiplied by the Fair Market Value of Common Stock as of the Conversion Date. If more than one share of Series B Preferred Stock is being converted at one time by the same holder, then the number of full shares issuable upon conversion will be calculated on the basis of the aggregate number of shares of Series B Preferred Stock converted by such holder at such time.

(e)  Mechanics of Conversion.

(i)                                     As soon as practicable after the Conversion Date (and in any event within three Business Days), the Company shall (A) issue and deliver to such holder the number of shares of Common Stock to which such holder is entitled, together with a check or cash for payment of fractional shares, if any, in exchange for the certificates formerly representing shares of Series B Preferred Stock and (B) pay to such holder, to the extent of funds legally available therefor, all accrued and unpaid Dividends on the shares of Series B Preferred Stock that are being converted into Common Stock. Such conversion will be deemed to have been made on the Conversion Date, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such Conversion Date. In case fewer than all the shares represented by any such certificate are to be converted, a new certificate shall be issued representing the unconverted shares without cost to the holder thereof, except for any documentary, stamp or similar issue or transfer tax due because any certificates for shares of Common Stock or Series B Preferred Stock are issued in a name other than the name of the converting holder. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon conversion or due upon the issuance of a new certificate for any shares of Series B Preferred Stock not converted other than any such tax due because shares of Common Stock or a certificate for shares of Series B Preferred Stock are issued in a name other than the name of the converting holder.

(ii)                                  The Company shall at all times reserve and keep available, free from any preemptive rights, out of its treasury or out of authorized but unissued shares of Common Stock (or a combination of both) for the purpose of effecting the conversion of the Series B Preferred Stock the full number of shares of Common Stock deliverable upon the conversion of all outstanding Series B Preferred Stock (as may be adjusted from time to time pursuant to the terms of this SECTION 5 and assuming for the purposes of this calculation that all outstanding shares of Series B Preferred Stock are held by one holder), and the Company shall take all actions to amend its Certificate of Incorporation to increase the authorized amount of Common Stock if necessary therefor. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

(iii)                               From and after the Conversion Date, the shares of Series B Preferred Stock to be converted on such Conversion Date will no longer be deemed to be outstanding, and all rights of the holder thereof as a holder of Series B Preferred Stock (except the right to receive from the Company the Common Stock upon conversion, together with the right to receive any payment in lieu of a fractional share of Common Stock and any accrued and unpaid Dividends thereon) shall cease and terminate with respect to such shares; provided, that in the event that a share of Series B Preferred Stock is not converted, such share of Series B Preferred Stock will remain outstanding and will be entitled to all of the rights as provided herein. Any shares of Series B Preferred Stock that have been converted will, after such conversion, upon issuance of the shares of Common Stock issuable upon conversion thereof and the payment of all accrued and unpaid Dividends thereon and cash in lieu of fractional shares of Common Stock, be deemed cancelled and retired, shall not be reissued as such and, following the filing of any certificate required by the DGCL, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

(iv)                              If the conversion is in connection with any sale, transfer or other disposition of the Common Stock issuable upon conversion of the Series B Preferred Stock, the conversion may, at the option of any holder tendering any share of Series B Preferred Stock for conversion, be conditioned upon the closing of the sale, transfer or the disposition of shares of Common Stock issuable upon conversion of Series B Preferred Stock with the underwriter, transferee or other acquirer in such sale, transfer or disposition, in which event such conversion of such shares of Series B Preferred Stock shall not be deemed to have occurred until immediately prior to the closing of such sale, transfer or other disposition.

(v)                                 The Company shall comply with all federal and state laws, rules and regulations and applicable rules and regulations of the Exchange on which shares of the Common Stock are then listed. If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series B Preferred Stock require registration with or approval of any person or group under any federal or state law or the rules and regulations of the Exchange on which shares of the Common Stock are then listed before such shares may be validly issued or delivered upon conversion, then the Company will, as expeditiously as possible, use its reasonable best efforts to secure such registration or approval, as the case may be. So long as any shares of Common Stock into which the shares of Series B Preferred Stock are then convertible is then listed on an Exchange, the Company will list and keep listed on such Exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

(vi)                              All shares of Common Stock issued upon conversion of the shares of Series B Preferred Stock will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, not issued in violation of any preemptive rights arising under law or contract and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result.

(vii)                           If, prior to a Rights Trigger, shares of Series B Preferred Stock are converted into Common Stock, upon the conversion of such shares of Series B Preferred Stock, the shares of Common Stock issued in respect thereof shall be issued with the same Rights, if any, attached thereto as are attached to the then-outstanding shares of Common Stock.

(f)  Adjustments to Conversion Price.

(i)  Adjustment for Change In Capital Stock.

(A)                              If the Company shall, at any time and from time to time while any shares of the Series B Preferred Stock are outstanding, issue a dividend or make a distribution on its Common Stock payable in shares of its Common Stock to all or substantially all holders of its Common Stock, then the Conversion Price at the opening of business on the Ex-Dividend Date for such dividend or distribution will be adjusted by multiplying such Conversion Price by a fraction:

(1)                                  the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Business Day immediately preceding such Ex-Dividend Date; and

(2)                                  the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Business Day immediately preceding the Ex-Dividend Date for such dividend or distribution, plus the total number of shares of Common Stock constituting such dividend or other distribution.

If any dividend or distribution of the type described in this SECTION 5(f)(i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Except as set forth in the preceding sentence, in no event shall the Conversion Price be increased pursuant to this SECTION 5(f)(i).

(B)                                If the Company shall, at any time or from time to time while any of the Series B Preferred Stock are outstanding, subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day upon which such subdivision becomes effective shall be proportionately decreased, and conversely, if the Company shall, at any time or from time to time while any of the Series B Preferred Stock are outstanding, combine or reclassify its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day upon which such combination or reclassification becomes effective shall be proportionately increased. In each such case, the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such subdivision, combination or reclassification. Such increase or reduction, as the case may be, shall become effective immediately after the opening of business on the day upon which such subdivision, combination or reclassification becomes effective.

(ii)  Adjustment for Rights Issue.  If the Company shall, at any time or from time to time, while any shares of the Series B Preferred Stock are outstanding, distribute rights, options or warrants to all or substantially all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase shares of Common Stock, or securities convertible into, or exchangeable or exercisable for, Common Stock, in either case, at less than the average of the Closing Prices for the five consecutive Trading Days immediately preceding the first public announcement of the distribution, then the Conversion Price shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Price in effect at the opening of business on the Ex-Dividend Date for such distribution by a fraction:

(A)                              the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the close of business on the Business Day immediately preceding the Ex-Dividend Date for such distribution, plus (2) the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock issuable pursuant to such rights, options or warrants would purchase at the Current Market Price of the Common Stock on the declaration date for such distribution (determined by multiplying such total number of shares of Common Stock so offered by the exercise price of such rights, options or warrants and dividing the product so obtained by such Current Market Price); and

(B)                                the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the Business Day immediately preceding the Ex-Dividend Date for such distribution, plus the total number of additional shares of Common Stock issuable pursuant to such rights, options or warrants.

Such adjustment shall become effective immediately after the opening of business on the Ex-Dividend Date for such distribution.

To the extent that shares of Common Stock are not delivered pursuant to such rights, options or warrants or upon the expiration or termination of such rights, options or warrants, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In the event that such rights, options or warrants are not so distributed, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the Ex-Dividend Date for such distribution had not occurred. In determining whether any rights, options or warrants entitle the holders to purchase shares of Common Stock at less than the average of the Closing Prices for the five consecutive Trading Days immediately preceding the first public announcement of the relevant distribution, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights, options or warrants and the value of such consideration if other than cash, to be determined in good faith by the Board of Directors. Except as set forth in this paragraph, in no event shall the Conversion Price be increased pursuant to this SECTION 5(f)(ii).

(iii)  Adjustment for Certain Tender Offers or Exchange Offers.  In case the Company or any of its Subsidiaries shall, at any time or from time to time, while any shares of the Series B Preferred Stock are outstanding, distribute cash or other consideration in respect of a tender offer or an exchange offer (that is treated as a “tender offer” under U.S. federal securities laws) made by the Company or any Subsidiary for all or any portion of the Common Stock, where the sum of the aggregate amount of such cash distributed and the aggregate Fair Market Value, as of the Expiration Date (as defined below), of such other consideration distributed (such sum, the “Aggregate Amount”) expressed as an amount per share of Common Stock validly tendered or exchanged, and not withdrawn, pursuant to such tender offer or exchange offer as of the Expiration Time (as defined below) (such tendered or exchanged shares of Common Stock, the “Purchased Shares”) exceeds the Closing Price per share of the Common Stock on the first Trading Day immediately following the last date (such last date, the “Expiration Date”) on which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (as the same may be amended through the Expiration Date), then, and in each case, immediately after the close of business on such date, the Conversion Price shall be decreased so that the same shall equal the rate determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Trading Day immediately following the Expiration Date by a fraction:

(A)                              the numerator of which shall be equal to the product of (A) the number of shares of Common Stock outstanding as of the last time (the “Expiration Time”) at which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (including all Purchased Shares) and (B) the Closing Price per share of the Common Stock on the first Trading Day immediately following the Expiration Date; and

(B)                                the denominator of which is equal to the sum of (x) the Aggregate Amount and (y) the product of (I) an amount equal to (1) the number of shares of Common Stock outstanding as of the Expiration Time, less (2) the Purchased Shares and (II) the Closing Price per share of the Common Stock on the first Trading Day immediately following the Expiration Date.

An adjustment, if any, to the Conversion Price pursuant to this SECTION 5(f)(iii) shall become effective immediately prior to the opening of business on the second Trading Day immediately following the Expiration Date. In the event that the Company or a Subsidiary is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer or exchange offer had not been made. Except as set forth in the preceding sentence, if the application of this SECTION 5(f)(iii) to any tender offer or exchange offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer or exchange offer under this SECTION 5(f)(iii).

(iv)  Disposition Events.

(A)                              If any of the following events (any such event, a “Disposition Event”) occurs:

(1)                                  any reclassification or exchange of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

(2)                                  any merger, consolidation or other combination to which the Company is a constituent party; or

(3)                                  any sale, conveyance, lease, or other disposal of all or substantially all the properties and assets of the Company to any other person;

in each case, as a result of which all of the holders of Common Stock shall be entitled to receive cash, securities or other property for their shares of Common Stock, the Company or the successor or purchasing person, as the case may be, shall provide that the Series B Preferred Stock converted following the effective date of any Disposition Event, shall be converted, in lieu of the Common Stock otherwise deliverable, into the same amount and type (in the same proportion) of cash, securities or other property received by holders of Common Stock in the relevant event (collectively, “Reference Property”) received upon the occurrence of such Disposition Event by a holder of Common Stock holding, immediately prior to the transaction, a number of shares of Common Stock equal to the Conversion Amount (without giving effect to any limitations on conversion set forth in SECTION 5(b)) immediately prior to such Disposition Event; provided that if the Disposition Event provides the holders of Common Stock with the right to receive more than a single type of consideration determined based in part upon any form of stockholder election, the Reference Property shall be comprised of the weighted average of the types and amounts of consideration received by the holders of the Common Stock. The Company may not cause, or agree to cause, a Disposition Event to occur, unless the issuer of any securities or other property into which the Series B Preferred Stock that remains outstanding thereafter (if any) becomes convertible agrees, for the express benefit of the holders of record of Series B Preferred Stock (including making them beneficiaries of such agreement), to issue such securities or property.

(B)                                The above provisions of this SECTION 5(f)(iv) shall similarly apply to successive Disposition Events. If this SECTION 5(f)(iv) applies to any event or occurrence, neither SECTION 5(f)(i) nor SECTION 5(f)(iii) shall apply; provided, however, that this SECTION 5(f)(iv) shall not apply to any stock split or combination to which SECTION 5(f)(i) is applicable or to a liquidation, dissolution or winding up to which SECTION 3 applies. To the extent that equity securities of a company are received by the holders of Common Stock in connection with a Disposition Event, the portion of the Series B Preferred Stock which will be convertible into such equity securities will continue to be subject to the anti-dilution adjustments set forth in this SECTION 5(f).

(v)  Minimum Adjustment.  Notwithstanding the foregoing, the Conversion Price will not be reduced if the amount of such reduction would be an amount less than $0.01, but any such amount will be carried forward and reduction with respect thereto will be made at the time that such amount, together with any subsequent amounts so carried forward, aggregates to $0.01 or more.

(vi)  When No Adjustment Required.

(A)                              No adjustment need be made for a transaction referred to in SECTION 5(f)(i) or SECTION 5(f)(ii) if the Series B Preferred Stock participates, without conversion, in the transaction or event that would otherwise give rise to an adjustment pursuant to such Section at the same time as holders of the Common Stock participate with respect to such transaction or event and on the same terms as holders of the Common Stock participate with respect to such transaction or event as if the holders of Series B Preferred Stock, at such time, held a number of shares of Common Stock equal to the Conversion Amount at such time.

(B)                                No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

(C)                                No adjustment need be made for a change in the par value or no par value of the Common Stock.

(D)                               To the extent the Series B Preferred Stock become convertible pursuant to this SECTION 5 into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

(vii)  Rules of Calculation; Treasury Stock.  All calculations will be made to the nearest one-hundredth of a cent or to the nearest one-ten thousandth of a share. Except as explicitly provided herein, the number of shares of Common Stock outstanding will be calculated on the basis of the number of issued and outstanding shares of Common Stock, not including shares held in the treasury of the Company. The Company shall not pay any dividend on or make any distribution to shares of Common Stock held in treasury.

(viii)  Waiver.  Notwithstanding the foregoing, the Conversion Price will not be reduced if the Company receives, prior to the effective time of the adjustment to the Conversion Price, written notice from the holders representing at least a majority of the then outstanding shares of Series B Preferred Stock, voting together as a separate class, that no adjustment is to be made as the result of a particular issuance of Common Stock or other dividend or other distribution on shares of Common Stock. This waiver will be limited in scope and will not be valid for any issuance of Common Stock or other dividend or other distribution on shares of Common Stock not specifically provided for in such notice.

(ix)  Tax Adjustment.  Anything in this SECTION 5 notwithstanding, the Company shall be entitled to make such downward adjustments in the Conversion Price, in addition to those required by this SECTION 5, as the Board in its sole discretion shall determine to be advisable in order that any event treated for federal income tax purposes as a dividend or stock split will not be taxable to the holders of Common Stock.

(x)  Par Value.  Anything in this SECTION 5 notwithstanding, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of Common Stock, and any such purported adjustment shall instead reduce the Conversion Price to such par value.

(xi)  No Duplication.  If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described in this SECTION 5 in a manner such that such adjustments are duplicative, only one adjustment shall be made.

(xii)  Provisions Governing Adjustment to Conversion Price.  Rights, options or warrants distributed by the Company to all or substantially all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company’s capital stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Rights Trigger”): (A) are deemed to be transferred with such shares of Common Stock; (B) are not exercisable; and (C) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of SECTION 5(f)(i), (ii), (iii) or (iv) (and no adjustment to the Conversion Price under SECTION 5(f)(i), (ii), (iii) or (iv) will be required) until the occurrence of the earliest Rights Trigger, whereupon such rights, options and warrants shall be deemed to have been distributed, except as set forth in SECTION 5(e)(vii), and (x) if and to the extent such rights, options and warrants are exercisable for shares of Common Stock or Common Stock equivalents, an appropriate adjustment (if any is required) to the Conversion Price shall be made under SECTION 5(f)(ii) (without giving effect to the 60 day limit on the exercisability of rights, options and warrants ordinarily subject to such SECTION 5(f)(ii)), and/or (y) if and to the extent such rights, options and warrants are exercisable for cash and/or any shares of the Company’s capital stock other than shares of Common Stock or Common Stock equivalents, shall be subject to the provisions of SECTION 2(a) applicable to Dividends and shall be distributed to the holders of Series B Preferred Stock. If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Series B Original Issuance Date, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (and a termination or expiration of the existing rights, options or warrants without exercise by any of the holders thereof), except as set forth in SECTION 5(e)(vii). In addition, except as set forth in SECTION 5(e)(vii), in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Rights Trigger or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under SECTION 5(f)(i), (ii), (iii) or (iv) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted at the opening of business on following such final redemption or repurchase by multiplying such Conversion Price by a fraction (x) the numerator of which shall be the Current Market Price per share of Common Stock on such date, less the amount equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights, option or warrants (assuming such holder had retained such rights, options or warrants), made to all or substantially all holders of Common Stock as of the date of such redemption or repurchase and (y) the denominator of which shall be the Current Market Price, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights, options and warrants had not been issued. Notwithstanding the foregoing, (A) to the extent any such rights, options or warrants are redeemed by the Company prior to a Rights Trigger or are exchanged by the Company, in either case for shares of Common Stock, the Conversion Price shall be appropriately readjusted (if and to the extent previously adjusted pursuant to this SECTION 5(f)(xii)) as if such rights, options or warrants had not been issued, and instead the Conversion Price will be adjusted as if the Company had issued the shares of Common Stock issued upon such redemption or exchange as a dividend or distribution of shares of Common Stock subject to SECTION 5(f)(i)(A) and (B) to the extent any such rights, options or warrants are redeemed by the Company prior to a Rights Trigger or are exchanged by the Company, in either case for any shares of the

Company’s capital stock (other than Common Stock) or any other assets of the Company, such redemption or exchange shall be deemed to be a distribution and shall be subject to, and paid to the holders of Series B Preferred Stock pursuant to, the provisions of SECTION 2(a) applicable to Dividends.

(g)  Notice of Record Date.  In the event of:

(i)                                     any stock split or combination of the outstanding shares of Common Stock;

(ii)                                  any declaration or making of a dividend or other distribution to holders of Common Stock in Additional Shares of Common Stock, any other capital stock, other securities or other property (including but not limited to cash and evidences of indebtedness);

(iii)                               any reclassification or change to which SECTION 5(f)(i)(B) applies;

(iv)                              the dissolution, liquidation or winding up of the Company; or

(v)                                 any other event constituting a Fundamental Change ;

then the Company shall file with its corporate records and mail to the holders of the Series B Preferred Stock at their last addresses as shown on the records of the Company, at least 10 days prior to the record date specified in (A) below or 10 days prior to the date specified in (B) below, a notice stating:

(A)                              the record date of such stock split, combination, dividend or other distribution, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such stock split, combination, dividend or other distribution are to be determined, or

(B)                                the date on which such reclassification, change, dissolution, liquidation, winding up or other event constituting a Fundamental Change , is estimated to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for the capital stock, other securities or other property (including but not limited to cash and evidences of indebtedness) deliverable upon such reclassification, change, liquidation, dissolution, winding up or other Fundamental Change.

Disclosures made by the Company in any filings required to be made under the Exchange Act shall be deemed to satisfy the notice requirements set forth in this SECTION 5(g).

(h)  Certificate of Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this SECTION 5, the Company at its expense shall promptly as reasonably practicable compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate, signed by an officer of the Company, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Company shall, upon the reasonable written request of any holder of Series B Preferred Stock, furnish to such holder a similar certificate setting forth (i) the calculation of such adjustments and readjustments in reasonable detail, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of capital stock, other securities or other property (including but not limited to cash and evidences of indebtedness) which then would be received upon the conversion of Series B Preferred Stock.

SECTION 6.  Additional Definitions.   For purposes of these resolutions, the following terms shall have the following meanings:

(a)                                  “Affiliate” means, with respect to any person, any other person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified person. Notwithstanding the foregoing, the Company, its subsidiaries and its other controlled Affiliates shall not be considered Affiliates of the Investor Securityholders.

(b)                                 “Beneficial Owner”, “Beneficially Own” and “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act; provided, however, that (i) a person will be deemed to be the Beneficial Owner of any security which may be acquired by such person whether within 60 days or thereafter, upon the conversion, exchange or exercise (without giving effect to any provision governing such security that would limit, reduce or otherwise restrict the conversion, exchange or exercise features of such security) of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire such security and (ii) none of the Investor Securityholders shall be deemed to Beneficially Own any securities owned by their portfolio companies as long as the Investor Securityholders did not directly or indirectly encourage, assist or provide any information to such portfolio company in respect of the acquisition or voting of such securities.

(c)                                  “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or obligated to close.

(d)                                 “capital stock” means any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such person, and with respect to the Company includes, without limitation, any and all shares of Common Stock and the Preferred Stock.

(e)                                  “Closing Price” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock is listed or admitted for trading or, if the Common Stock is not listed or admitted for trading on a U.S. national or regional securities exchange, as reported on the quotation system on which such security is quoted. If the Common Stock is not listed or admitted for trading on a United States national or regional securities exchange and not reported on a quotation system on the relevant date, the “closing price” will be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. If the Common Stock is not so quoted, the last reported sale price will be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized investment banking firms selected by the Company for this purpose.

(f)                                    “Company Rights Plan” means that certain Amended and Restated Rights Agreement, dated as of April 23, 2009, between the Company (as successor-in-interest to Power-One, Inc.) and American Stock Transfer & Trust Company.

(g)                                 “control,” “controlling,” “controlled by” and “under common control with,” with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of Voting Stock, by contract or otherwise.

(h)                                 “Current Market Price” of Common Stock on any day means the average of the Closing Prices per share of Common Stock for each of the five (5) consecutive Trading Days ending on the earlier of the day in question and the day before the Ex-Dividend Date with respect to the issuance or distribution requiring such computation.

(i)                                     “Equity Securities” means (x) any shares of capital stock of the Company, (y) any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire any shares of capital stock of the Company, and (z) capital stock or other equity securities directly or indirectly convertible into or exercisable or exchangeable for any shares of capital stock of the Company, excluding, for all purposes, any debt, including, without limitation, any debt convertible into any of the foregoing described in clauses (x) through (z).

(j)                                     “Ex-Dividend Date” means, with respect to any issuance or distribution, the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance or distribution.

(k)                                  “Exchange” means Nasdaq or any other U.S. national securities exchange.

(l)                                     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(m)                               “Fair Market Value” of Common Stock or any other security or property means the fair market value thereof as determined in good faith by the Board, which determination must be set forth in a written resolution of the Board, in accordance with the following rules:

(i)                                     for Common Stock or other security traded or quoted on an Exchange, the Fair Market Value will be the average of the Closing Prices of such security on such Exchange over a ten (10) consecutive trading day period, ending on the trading day immediately prior to the date of determination;

(ii)                                  for any security that is not so traded or quoted, or for any other property, the Fair Market Value shall be determined by the Board in good faith assuming a willing buyer and a willing seller in an arms’-length transaction; provided that if any determination of the Board pursuant to this clause (ii) that in the aggregate for all shares of Series B Preferred Stock is in excess of $10,000,000, the holders representing a majority of the then-outstanding shares of Series B Preferred Stock may object to such determination. In the event of such an objection by such holders, the Fair Market Value of such property shall be as determined by a nationally recognized investment bank, appraisal or accounting firm (whose fees and expenses will be paid by the Company) selected by mutual agreement between the Board and such holders.

(n)                                 “Fundamental Change” shall be deemed to have occurred at such time as the Company consolidates with or merges with or into another person (other than a Subsidiary of the Company), or sells, conveys, transfers, leases or otherwise disposes of all or substantially all of the consolidated properties and assets of the Company and its Subsidiaries to any person (other than a Subsidiary of the Company) or any person (other than a Subsidiary of the Company) consolidates with or merges with or into the Company, provided that none of the circumstances set forth in the foregoing will be a Fundamental Change if persons that beneficially own the Voting Securities of the Company immediately prior to the transaction own, directly or indirectly, shares with a majority of the total voting power of all outstanding Voting Stock of the surviving or transferee person immediately after the transaction in substantially the same proportion as their ownership of the Company’s Voting Stock immediately prior to the transaction.

(o)                                 “group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

(p)                                 “hereof”; “herein” and “hereunder” and words of similar import refer to these resolutions as a whole and not merely to any particular clause, provision, section or subsection.

(q)                                 “Investor Securityholder” shall have the meaning ascribed thereto in the Securities Purchase Agreement.

(r)                                    “Market Disruption Event” means the occurrence or existence for more than one half hour period in the aggregate on any scheduled Trading Day for the Common Stock of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the Nasdaq National Market or otherwise) in the Common Stock or in any options, contracts or future contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m. (New York City time) on such day.

(s)                                  “Nasdaq” means The NASDAQ Global Market.

(t)                                    “Notes” means the 6.0%/8.0%/10.0% Convertible Senior Notes due 2019 of the Company (as successor-in-interest to Power-One, Inc.).

(u)                                 “Original Purchase Price” means $1,000 per share of Series B Preferred Stock, as adjusted for any stock dividends, splits, combinations and similar events on the Series B Preferred Stock.

(v)                                 “person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government, any agency or political subdivisions thereof or other “person” as contemplated by Section 13(d) of the Exchange Act.

(w)                               “Public Sale” has the meaning set forth in the Securities Purchase Agreement.

(x)                                   “Rights” shall have the meaning given thereto in the Company Rights Plan (or the comparable right under any successor, substitute or additional stockholder rights plan).

(y)                                 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(z)                                   “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated April 23, 2009, among Power-One, Inc., SLS and Silver Lake Technology Investors Sumeru, L.P.

(aa)                            “Series B Original Issuance Date” means the date on which the first share of Series B Preferred Stock was issued.

(bb)                          “SLS” means Silver Lake Sumeru Fund, L.P.

(cc)                            “Subsidiary” means with respect to any person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, such person and one or more Subsidiaries of such person (or a combination thereof). Unless otherwise specified, “Subsidiary” means a Subsidiary of the Company.

(dd)                          “Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) Nasdaq or, if the Common Stock is not listed on Nasdaq, the principal national securities exchange on which the Common Stock is listed, is open for trading or, if the Common Stock is not so listed, admitted for trading or quoted, any Business Day. A Trading Day only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system.

(ee)                            “Voting Stock” shall mean the Series A Preferred Stock and securities of any class or kind ordinarily having the power to vote generally for the election of directors of the Board of the Company or its successor (including the Common Stock).

(ff)                                Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Additional Director	Section 4(d)(ix)
Aggregate Amount	SECTION 5(f)(iii)
Board	Recital
Certificate of Incorporation	Recital
Common Stock	SECTION 1(b)(i)
Company	Recital
Conversion Amount	SECTION 5(a)
Conversion Date	SECTION 5(a)
Conversion Price	SECTION 5(a)
DGCL	Recital
Disposition Event	SECTION 5(f)(iv)
Dividends	SECTION 2(a)
Expiration Date	SECTION 5(f)(iii)
Expiration Time	SECTION 5(f)(iii)(A)
Junior Securities	SECTION 1(b)(i)
Liquidation Preference	SECTION 3(a)
Maximum Voting Power	SECTION 5(b)
Parity Securities	SECTION 1(b)(ii)
Participating Liquidation Preference	SECTION 3(a)
Preferred Stock	Recital
Purchased Shares	SECTION 5(f)(iii)
Reference Property	SECTION 5(f)(iv)
Regular Liquidation Preference	SECTION 3(a)
Rights Trigger	SECTION 5(f)(xii)
Senior Redeemable Preferred	SECTION 5(e)(iii)
Senior Securities	SECTION 1(b)(iii)
Series A Preferred Stock	SECTION 1(b)(iii)
Series B Preferred Stock	SECTION 1(a)
Series C Preferred Stock	SECTION 1(b)(ii)

SECTION 7.  Miscellaneous.  For purposes of these resolutions, the following provisions shall apply:

(a)  Status of Cancelled Shares.  Shares of Series B Preferred Stock which have been converted, redeemed, repurchased or otherwise acquired by the Company or cancelled shall be retired, not be reissued as such and, following the filing of any certificate required by the DGCL, have the status of authorized and unissued shares of Preferred Stock, without designation as to series until such shares are once more, subject to SECTION 4, designated as part of a particular series by the Board.

(b)  Severability.  If any right, preference or limitation of the Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

(c)  Headings.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(d)  Amendment.  Any provision in this Certificate of Designation (including, but not limited to, any notice requirements) may be waived, in whole or in part, amended or otherwise modified by the prior vote or written consent of holders representing at least a majority of the then-outstanding shares of Series B Preferred Stock, voting together as a separate class.

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be executed by a duly authorized officer of the Company as of           , 2010.

NEW POWER-ONE, INC.

By:
Name: Tina McKnight
Title: General Counsel and Secretary

SERIES B CERTIFICATE OF DESIGNATION

Annex C

Certificate of Designations of Series C Convertible Preferred Stock

CERTIFICATE OF DESIGNATION

OF SERIES C JUNIOR PARTICIPATING CONVERTIBLE PREFERRED STOCK

OF

NEW POWER-ONE, INC.

New Power-One, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies, pursuant to Section 151 of the DGCL, that the following resolutions were duly adopted by its Board of Directors (the “Board”) on                     , 2010:

WHEREAS, the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) authorizes 30,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”) issuable from time to time in one or more series;

WHEREAS, the Certificate of Incorporation authorizes the Board to provide by resolution for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof;

NOW, THEREFORE, BE IT RESOLVED, that a series of Preferred Stock with the powers, designations, preferences and rights and the qualifications, limitations and restrictions thereof, as provided herein is hereby authorized and established as follows:

SECTION 1.  Number; Designation; Rank.

(a)                                  This series of convertible participating Preferred Stock is designated as the “Series C Junior Participating Convertible Preferred Stock” (the “Series C Preferred Stock”). The number of shares constituting the Series C Preferred Stock is 36,900 shares, par value $.001 per share.

(b)                                 The Series C Preferred Stock ranks, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company:

(i)                                     senior in preference and priority to the common stock of the Company, par value $.001 per share (the “Common Stock”) and each other class or series of Equity Security of the Company the terms of which do not expressly provide that it ranks senior in preference or priority to or on parity, without preference or priority, with the Series C Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company (collectively with the Common Stock, the “Junior Securities”);

(ii)                                  on parity, without preference and priority, with the series of Preferred Stock of the Company that are designated as “Junior Participating Preferred Stock,” par value $.001 per share, the “Series B Junior Participating Convertible Preferred Stock,” par value $.001 per share (the “Series B Preferred Stock”), and each other class or series of Equity Security of the Company, the terms of which expressly provide that it will rank on parity, without preference or priority, with the Series C Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company (collectively, the “Parity Securities”), and

(iii)                               junior in preference and priority to the series of Preferred Stock of the Company that is designated as “Series A Convertible Preferred Stock,” par value $.001 per share (the “Series A Preferred Stock”), and each other class or series of Equity Security of the Company the terms of which expressly provide that it will rank senior in preference or priority to the Series C Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company (collectively, the “Senior Securities”).

SECTION 2.  Dividends.

(a)  Dividends.  (i) Each holder of issued and outstanding Series C Preferred Stock will be entitled to receive, when, as and if declared by the Board, out of funds legally available for the payment of dividends for each share of Series C Preferred Stock, dividends of the same type as any dividends or other distribution, whether in cash, in kind or in other property, payable or to be made on outstanding shares of Common Stock, in an amount equal to the amount of such dividends or other distribution as would be made on the number of shares of Common Stock into which such share of Series C Preferred Stock could be converted on the applicable record date for such dividends or other distribution on the Common Stock, without giving effect to the limitations set forth in SECTION 5(b) (the “Dividends”); provided, however, that notwithstanding the above, the holders of Series C Preferred Stock shall not be entitled to receive any dividends or distributions for which an adjustment to the Conversion Price shall be made pursuant to SECTION 5(f)(i)(A) or SECTION 5(f)(ii) (and such dividends or distributions that are not payable to the holders of Series C Preferred Stock as a result of this proviso shall not be deemed to be Dividends).

(ii)                                  Dividends are payable at the same time as and when such dividend or other distribution on Common Stock is paid to the holders of Common Stock and are payable to holders of record of Series C Preferred Stock on the record date for the corresponding dividend or distribution on the Common Stock; provided, however, that no dividend or distribution on Common Stock shall be made to holders of the Common Stock unless the Dividends are paid (or are concurrently being paid) pursuant to SECTION 2(a)(ii) hereof.

(b)                                 If Dividends are not paid in full, all Dividends declared upon the Series C Preferred Stock and all dividends declared on any Parity Securities shall be declared pro rata so that the amount of Dividends declared per share of the Series C Preferred Stock and dividends declared per share of such Parity Securities shall in all cases bear to each other the same ratio that accrued and unpaid Dividends per share on the Series C Preferred Stock and accrued and unpaid dividends per share of such Parity Securities bear to each other.

(c)                                  Holders of Series C Preferred Stock are not entitled to any dividend, whether payable in cash, in kind or other property, in excess of the Dividends as provided in this SECTION 2.

(d)                                 Any holder that, together with its Affiliates, Beneficially Owns more than 1,000 shares of Series C Preferred Stock will be entitled to receive all cash Dividends by wire transfer of immediately available funds.

SECTION 3.  Liquidation Preference.

(a)                                  Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, each share of Series C Preferred Stock entitles the holder thereof to receive and to be paid out of the assets of the Company available for distribution, before any distribution or payment may be made to a holder of any Junior Securities, an amount in cash per share of Series C Preferred Stock equal to the sum of (i) the greater of (A) the Original Purchase Price per share and (B) an amount equal to the amount the holders of Series C Preferred Stock would have received per share of Series C Preferred Stock upon liquidation, dissolution or winding up of the Company had such holders converted their shares of Series C Preferred Stock into shares of Common Stock immediately prior thereto, plus (ii) an amount equal to all accrued and unpaid Dividends, if any, on such share of Series C Preferred Stock (such sum, the “Regular Liquidation Preference” if pursuant to subclauses (i)(A) and (ii) and the “Participating Liquidation Preference” if pursuant to subclauses (i)(B) and (ii), and such greater amount, the “Liquidation Preference”).

(b)                                 If upon any such liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution are insufficient to pay the holders of Series C Preferred Stock the full Liquidation Preference and the holders of all Parity Securities the full liquidation preferences to which they are entitled, the holders of Series C Preferred Stock and such Parity Securities will share ratably in any such distribution of the assets of the Company in proportion to the full respective amounts to which they are entitled.

(c)                                  After payment to the holders of Series C Preferred Stock of the full Liquidation Preference to which they are entitled, the holders of Series C Preferred Stock as such will have no right or claim to any of the assets of the Company.

(d)                                 The value of any property not consisting of cash that is distributed by the Company to the holders of the Series C Preferred Stock will equal the Fair Market Value thereof on the date of distribution.

(e)                                  For the purposes of this SECTION 3, a Fundamental Change (in and of itself) shall be deemed not to be a liquidation, dissolution or winding-up of the Company subject to this SECTION 3 (it being understood that an actual liquidation, dissolution or winding up of the Company in connection with a Fundamental Change will be subject to this SECTION 3).

SECTION 4.  Voting Rights; Board Representation.

(a)                                  The holders of Series C Preferred Stock shall have no voting rights other than those set forth in SECTION 4(b) below.

(b)                                 So long as any shares of Series C Preferred Stock are outstanding and except as otherwise expressly permitted hereby, the Company and its subsidiaries may not take any of the following actions (including by means of merger, consolidation, reorganization, recapitalization or otherwise) without the prior vote or written consent of holders representing at least a majority of the then-outstanding shares of Series C Preferred Stock, voting together as a separate class:

(i)                                     any amendment, repeal, alteration, addition, deletion or other change to the powers, preferences, rights or privileges of the Series C Preferred Stock in a manner adverse to the holders thereof (whether by Board resolution, amendment to the Certificate of Incorporation or Bylaws, merger, consolidation or otherwise);

(ii)                                  any increase or decrease in the authorized amount of shares of Series C Preferred Stock, except for the cancellation and retirement of shares set forth in SECTION 7(a);

(iii)                               any issuance of additional shares of Series C Preferred Stock after the Series C Original Issuance Date, other than pursuant to the terms of the indenture governing the Notes; or

(iv)                              agree to do any of the foregoing actions set forth in clause (b)(i) through (b)(iii), unless such agreement expressly provides that the Company’s obligation to undertake any of the foregoing is subject to the prior approval of holders of Series C Preferred Stock.

Without expanding the scope of the foregoing voting rights of Series C Preferred Stock, it is understood that in the context of a Fundamental Change, so long as immediately following such Fundamental Change:

(i)                                     the Series C Preferred Stock (or any preferred security into which the Series C Preferred Stock is converted in such Fundamental Change as contemplated by clause (ii)(B) below) is convertible into the kind and amount of shares of capital stock, other securities or other property receivable upon such Fundamental Change by a holder of a number of shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock in accordance with SECTION 5(e); and

(ii)                                  the Series C Preferred Stock either:

(A)                              remains outstanding with the same powers, preferences, rights and privileges set forth in this Certificate of Designation (except to the extent necessary or appropriate to implement clause (i) above), or

(B)                                is converted into or otherwise exchanged for preferred securities of the surviving entity of such a Fundamental Change, which preferred securities have the same powers, preferences, rights and privileges (other than those that by their terms automatically terminate or otherwise are altered following such a Fundamental Change pursuant to the terms of this Certificate of Designation and other than to the extent necessary or appropriate to reflect the consummation of the transaction and the fact that the issuer is a different entity) as the Series C Preferred Stock, provided that such exchange does not result in income tax consequences generally to U.S. individual holders of the Series C Preferred Stock that are more severe than the income tax consequences such holders would have suffered if such holders had been holders of Common Stock and been treated as such in the Fundamental Change; and

(iii)                               in connection with such Fundamental Change, no action takes place that would otherwise require the approval of the holders of the Series C Preferred Stock pursuant to this SECTION 4(b), the Series C Preferred Stock shall not have any vote or consent as a separate class with respect to such Fundamental Change.

(c)  Exchange Compliance.  Notwithstanding the foregoing, to the fullest extent permitted by applicable law, if after the Series C Original Issuance Date there is a change in the applicable rules of the primary Exchange on which the Common Stock is listed at the time such change becomes effective or in the interpretation of such applicable rules that would cause the Common Stock to be delisted by such Exchange as a result of the terms of this SECTION 4, the voting rights of the holders of the Series C Preferred Stock set forth in this SECTION 4 shall thereafter be limited to the extent required by such changed rules in order for the Common Stock to continue to be listed on such Exchange.

SECTION 5.  Conversion.

Each share of Series C Preferred Stock is convertible into shares of Common Stock as provided in this SECTION 5.

(a)  Conversion at the Option of Holders of Series C Preferred Stock.  Subject to SECTION 5(b), each holder of Series C Preferred Stock is entitled to convert, at any time and from time to time, at the option and election of such holder, any or all shares of outstanding Series C Preferred Stock held by such holder into a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock equal to the amount (the “Conversion Amount”) determined by dividing (i) the Original Purchase Price for each share of Series C Preferred Stock to be converted by such holder by (ii) the Conversion Price in effect at the time of conversion. The “Conversion Price,” with respect to each share of Series C Preferred Stock, initially is the conversion price of the Notes in effect immediately prior to the conversion of such Notes into shares of Series C Preferred Stock, as adjusted from time to time as provided in SECTION 5(f). In order to convert shares of Series C Preferred Stock into shares of Common Stock, the holder must surrender the certificates representing such shares of Series C Preferred Stock, accompanied by transfer instruments reasonably satisfactory to the Company, free of any adverse interest or liens at the office of the Company’s transfer agent for the Series C Preferred Stock (or at the principal office of the Company, if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or such number of shares represented by such certificates as specified therein. With respect to a conversion pursuant to this SECTION 5(a) or SECTION 5(c), the date of receipt of such certificates, together with such notice, by the transfer agent or the Company will be the date of conversion (the “Conversion Date”).

(b)  Limitations on Conversion.  Notwithstanding SECTION 5(a), but subject to SECTION 5(c), the Company shall not effect any conversion of the Series C Preferred Stock or otherwise issue shares of Common Stock pursuant to SECTION 5(a), and no holder of Series C Preferred Stock will be permitted to convert shares of Series C Preferred Stock into shares of Common Stock if, and to the extent that, following such conversion, either (i) such holder’s, together with such holder’s Affiliates’, aggregate voting power on a matter being voted on by holders of Common Stock would exceed 19.9% of the Maximum Voting Power or (ii) such holder, together with such holder’s Affiliates, would Beneficially Own (disregarding for this purpose clause (ii) of the definition of “Beneficially Own”) more than 19.9% of the then outstanding Common Stock; provided, however, that such conversion restriction shall not apply to any conversion in connection with and subject to completion of (A) a Public Sale of the Common Stock to be issued upon such conversion, if following consummation of such Public Sale such holder and its Affiliates will not Beneficially Own (disregarding for this purpose clause (ii) of the definition of “Beneficially Own”) in excess of 19.9% of the then outstanding Common Stock or (B) a bona fide third party tender offer for the Common Stock issuable thereupon. For purposes of the foregoing sentence, the number of shares of Common Stock Beneficially Owned by a holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock with respect to which a conversion notice has been given, but shall exclude the number of shares of Common Stock which would be issuable upon conversion or exercise of (x) the remaining, unconverted portion of the Series C Preferred Stock and any Series A Preferred Stock or Series B Preferred Stock, (y) any outstanding Notes, or (z) any outstanding Warrants (as defined in the Securities Purchase Agreement) Beneficially Owned by such holder or any of its Affiliates. Upon the written request of the holder, the Company shall within two (2) Business Days confirm in writing to any holder the number of shares of Common Stock then outstanding. For purposes hereof, “Maximum Voting Power” means, at the time of determination of the Maximum Voting Power, the total number of votes which may be cast by all capital stock on the applicable matter subject to the vote of the Common Stock, Series A Preferred Stock and any other securities that constitute Voting Stock voting together as a single class and after giving effect to any limitation on voting power set forth in the Certificate of Designation of the Series A Preferred Stock and the certificate of designation or other similar document governing other Voting Stock.

(c)  Automatic Conversion.  If at any time the limitations in SECTION 5(b) would not prevent the conversion of one or more shares of Series C Preferred Stock into Common Stock, then, subject to any lapse or expiration of the applicable waiting period, or approval, under the Hart-Scott-Rodino Antitrust Improvements Act of

1976, as amended, or other applicable antitrust law, the maximum number of shares of Series C Preferred Stock held by a holder and its Affiliates that can convert into Common Stock without violating the limitations in SECTION 5(b) will automatically convert into Common Stock, provided that such automatic conversion shall only occur if the number of shares of Series C Preferred Stock that would be converted on the Conversion Date is equal to or greater than the lesser of (x) 1,000 and (y) all shares then held by such holder and its Affiliates; provided, further, that if the number of shares of Series C Preferred Stock that may be converted pursuant to this SECTION 5(c) is less than all shares of Series C Preferred Stock Beneficially Owned by a holder and its Affiliates, the Company shall select the shares of Series C Preferred Stock to be converted by lot, or on a pro rata basis.

(d)  Fractional Shares.  No fractional shares of Common Stock will be issued upon conversion of the Series C Preferred Stock. In lieu of fractional shares, the Company shall pay cash equal to such fractional amount multiplied by the Fair Market Value of Common Stock as of the Conversion Date. If more than one share of Series C Preferred Stock is being converted at one time by the same holder, then the number of full shares issuable upon conversion will be calculated on the basis of the aggregate number of shares of Series C Preferred Stock converted by such holder at such time.

(e)  Mechanics of Conversion.

(i)                                     As soon as practicable after the Conversion Date (and in any event within three Business Days), the Company shall (A) issue and deliver to such holder the number of shares of Common Stock to which such holder is entitled, together with a check or cash for payment of fractional shares, if any, in exchange for the certificates formerly representing shares of Series C Preferred Stock and (B) pay to such holder, to the extent of funds legally available therefor, all accrued and unpaid Dividends on the shares of Series C Preferred Stock that are being converted into Common Stock. Such conversion will be deemed to have been made on the Conversion Date, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such Conversion Date. In case fewer than all the shares represented by any such certificate are to be converted, a new certificate shall be issued representing the unconverted shares without cost to the holder thereof, except for any documentary, stamp or similar issue or transfer tax due because any certificates for shares of Common Stock or Series C Preferred Stock are issued in a name other than the name of the converting holder. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon conversion or due upon the issuance of a new certificate for any shares of Series C Preferred Stock not converted other than any such tax due because shares of Common Stock or a certificate for shares of Series C Preferred Stock are issued in a name other than the name of the converting holder.

(ii)                                  The Company shall at all times reserve and keep available, free from any preemptive rights, out of its treasury or out of authorized but unissued shares of Common Stock (or a combination of both) for the purpose of effecting the conversion of the Series C Preferred Stock the full number of shares of Common Stock deliverable upon the conversion of all outstanding Series C Preferred Stock (as may be adjusted from time to time pursuant to the terms of this SECTION 5 and assuming for the purposes of this calculation that all outstanding shares of Series C Preferred Stock are held by one holder), and the Company shall take all actions to amend its Certificate of Incorporation to increase the authorized amount of Common Stock if necessary therefor. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

(iii)                               From and after the Conversion Date, the shares of Series C Preferred Stock to be converted on such Conversion Date will no longer be deemed to be outstanding, and all rights of the holder thereof as a holder of Series C Preferred Stock (except the right to receive from the Company the Common Stock upon conversion, together with the right to receive any payment in lieu of a fractional share of Common Stock and any accrued and unpaid Dividends thereon) shall cease and terminate with respect to such shares; provided, that in the event that a share of Series C Preferred Stock is not converted, such share of Series C Preferred Stock will remain outstanding and will be entitled to all of the rights as provided herein. Any shares of Series C Preferred Stock that have been converted will, after such conversion, upon issuance of the shares of Common Stock issuable upon conversion thereof and the payment of all accrued and unpaid Dividends thereon and cash in lieu of fractional shares of Common Stock, be deemed cancelled and retired, shall not be reissued as such and, following the filing of any certificate required by the DGCL, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

(iv)                              If the conversion is in connection with any sale, transfer or other disposition of the Common Stock issuable upon conversion of the Series C Preferred Stock, the conversion may, at the option of any holder tendering any share of Series C Preferred Stock for conversion, be conditioned upon the closing of the sale, transfer or the disposition of shares of Common Stock issuable upon conversion of Series C Preferred Stock with the underwriter, transferee or other acquirer in such sale, transfer or disposition, in which event such conversion of such shares of Series C Preferred Stock shall not be deemed to have occurred until immediately prior to the closing of such sale, transfer or other disposition.

(v)                                 The Company shall comply with all federal and state laws, rules and regulations and applicable rules and regulations of the Exchange on which shares of the Common Stock are then listed. If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series C Preferred Stock require registration with or approval of any person or group under any federal or state law or the rules and regulations of the Exchange on which shares of the Common Stock are then listed before such shares may be validly issued or delivered upon conversion, then the Company will, as expeditiously as possible, use its reasonable best efforts to secure such registration or approval, as the case may be. So long as any shares of Common Stock into which the shares of Series C Preferred Stock are then convertible is then listed on an Exchange, the Company will list and keep listed on such Exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

(vi)                              All shares of Common Stock issued upon conversion of the shares of Series C Preferred Stock will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, not issued in violation of any preemptive rights arising under law or contract and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result.

(vii)                           If, prior to a Rights Trigger, shares of Series C Preferred Stock are converted into Common Stock, upon the conversion of such shares of Series C Preferred Stock, the shares of Common Stock issued in respect thereof shall be issued with the same Rights, if any, attached thereto as are attached to the then-outstanding shares of Common Stock.

(f)  Adjustments to Conversion Price.

(i)  Adjustment for Change In Capital Stock.

(A)                              If the Company shall, at any time and from time to time while any shares of the Series C Preferred Stock are outstanding, issue a dividend or make a distribution on its Common Stock payable in shares of its Common Stock to all or substantially all holders of its Common Stock, then the Conversion Price at the opening of business on the Ex-Dividend Date for such dividend or distribution will be adjusted by multiplying such Conversion Price by a fraction:

(1)                                  the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Business Day immediately preceding such Ex-Dividend Date; and

(2)                                  the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Business Day immediately preceding the Ex-Dividend Date for such dividend or distribution, plus the total number of shares of Common Stock constituting such dividend or other distribution.

If any dividend or distribution of the type described in this SECTION 5(f)(i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Except as set forth in the preceding sentence, in no event shall the Conversion Price be increased pursuant to this SECTION 5(f)(i).

(B)                                If the Company shall, at any time or from time to time while any of the Series C Preferred Stock are outstanding, subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day upon which such subdivision becomes effective shall be proportionately decreased, and conversely, if the Company shall, at any time or from time to time while any of the Series C Preferred Stock are outstanding, combine or reclassify its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day upon which such combination or reclassification becomes effective shall be proportionately increased. In each such case, the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such subdivision, combination or reclassification. Such increase or reduction, as the case may be, shall become effective immediately after the opening of business on the day upon which such subdivision, combination or reclassification becomes effective.

(ii)  Adjustment for Rights Issue.  If the Company shall, at any time or from time to time, while any shares of the Series C Preferred Stock are outstanding, distribute rights, options or warrants to all or substantially all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase shares of Common Stock, or securities convertible into, or exchangeable or exercisable for, Common Stock, in either case, at less than the average of the Closing Prices for the five consecutive Trading Days immediately preceding the first public announcement of the distribution, then the Conversion Price shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Price in effect at the opening of business on the Ex-Dividend Date for such distribution by a fraction:

(A)                              the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the close of business on the Business Day immediately preceding the Ex-Dividend Date for such distribution, plus (2) the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock issuable pursuant to such rights, options or warrants would purchase at the Current Market Price of the Common Stock on the declaration date for such distribution (determined by multiplying such total number of shares of Common Stock so offered by the exercise price of such rights, options or warrants and dividing the product so obtained by such Current Market Price); and

(B)                                the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the Business Day immediately preceding the Ex-Dividend Date for such distribution, plus the total number of additional shares of Common Stock issuable pursuant to such rights, options or warrants.

Such adjustment shall become effective immediately after the opening of business on the Ex-Dividend Date for such distribution.

To the extent that shares of Common Stock are not delivered pursuant to such rights, options or warrants or upon the expiration or termination of such rights, options or warrants, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In the event that such rights, options or warrants are not so distributed, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the Ex-Dividend Date for such distribution had not occurred. In determining whether any rights, options or warrants entitle the holders to purchase shares of Common Stock at less than the average of the Closing Prices for the five consecutive Trading Days immediately preceding the first public announcement of the relevant distribution, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights, options or warrants and the value of such consideration if other than cash, to be determined in good faith by the Board of Directors. Except as set forth in this paragraph, in no event shall the Conversion Price be increased pursuant to this SECTION 5(f)(ii).

(iii)  Adjustment for Certain Tender Offers or Exchange Offers.  In case the Company or any of its Subsidiaries shall, at any time or from time to time, while any shares of the Series C Preferred Stock are outstanding, distribute cash or other consideration in respect of a tender offer or an exchange offer (that is treated as a “tender offer” under U.S. federal securities laws) made by the Company or any Subsidiary for all or any portion of the Common Stock, where the sum of the aggregate amount of such cash distributed and the aggregate Fair Market Value, as of the Expiration Date (as defined below), of such other consideration distributed (such sum, the “Aggregate Amount”) expressed as an amount per share of Common Stock validly tendered or exchanged, and not withdrawn, pursuant to such tender offer or exchange offer as of the Expiration Time (as defined below) (such tendered or exchanged shares of Common Stock, the “Purchased Shares”) exceeds the Closing Price per share of the Common Stock on the first Trading Day immediately following the last date (such last date, the “Expiration Date”) on which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (as the same may be amended through the Expiration Date), then, and in each case, immediately after the close of business on such date, the Conversion Price shall be decreased so that the same shall equal the rate determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Trading Day immediately following the Expiration Date by a fraction:

(A)                              the numerator of which shall be equal to the product of (A) the number of shares of Common Stock outstanding as of the last time (the “Expiration Time”) at which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (including all Purchased Shares) and (B) the Closing Price per share of the Common Stock on the first Trading Day immediately following the Expiration Date; and

(B)                                the denominator of which is equal to the sum of (x) the Aggregate Amount and (y) the product of (I) an amount equal to (1) the number of shares of Common Stock outstanding as of the Expiration Time, less (2) the Purchased Shares and (II) the Closing Price per share of the Common Stock on the first Trading Day immediately following the Expiration Date.

An adjustment, if any, to the Conversion Price pursuant to this SECTION 5(f)(iii) shall become effective immediately prior to the opening of business on the second Trading Day immediately following the Expiration Date. In the event that the Company or a Subsidiary is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer or exchange offer had not been made. Except as set forth in the preceding sentence, if the application of this SECTION 5(f)(iii) to any tender offer or exchange offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer or exchange offer under this SECTION 5(f)(iii).

(iv)  Disposition Events.

(A)                              If any of the following events (any such event, a “Disposition Event”) occurs:

(1)                                  any reclassification or exchange of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

(2)                                  any merger, consolidation or other combination to which the Company is a constituent party; or

(3)                                  any sale, conveyance, lease, or other disposal of all or substantially all the properties and assets of the Company to any other person;

in each case, as a result of which all of the holders of Common Stock shall be entitled to receive cash, securities or other property for their shares of Common Stock, the Company or the successor or purchasing person, as the case may be, shall provide that the Series C Preferred Stock converted following the effective date of any Disposition Event, shall be converted, in lieu of the Common Stock otherwise deliverable, into the same amount and type (in the same proportion) of cash, securities or other property received by holders of Common Stock in the relevant event (collectively, “Reference Property”) received upon the occurrence of such Disposition Event by a holder of Common Stock holding, immediately prior to the transaction, a number of shares of Common Stock equal to the Conversion Amount (without giving effect to any limitations on conversion set forth in SECTION 5(b)) immediately prior to such Disposition Event; provided that if the Disposition Event provides the holders of Common Stock with the right to receive more than a single type of consideration determined based in part upon any form of stockholder election, the Reference Property shall be comprised of the weighted average of the types and amounts of consideration received by the holders of the Common Stock. The Company may not cause, or agree to cause, a Disposition Event to occur, unless the issuer of any securities or other property into which the Series C Preferred Stock that remains outstanding thereafter (if any) becomes convertible agrees, for the express benefit of the holders of record of Series C Preferred Stock (including making them beneficiaries of such agreement), to issue such securities or property.

(B)                                The above provisions of this SECTION 5(f)(iv) shall similarly apply to successive Disposition Events. If this SECTION 5(f)(iv) applies to any event or occurrence, neither SECTION 5(f)(i) nor SECTION 5(f)(iii) shall apply; provided, however, that this SECTION 5(f)(iv) shall not apply to any stock split or combination to which SECTION 5(f)(i) is applicable or to a liquidation, dissolution or winding up to which SECTION 3 applies. To the extent that equity securities of a company are received by the holders of Common Stock in connection with a Disposition Event, the portion of the Series C Preferred Stock which will be convertible into such equity securities will continue to be subject to the anti-dilution adjustments set forth in this SECTION 5(f).

(v)  Minimum Adjustment.  Notwithstanding the foregoing, the Conversion Price will not be reduced if the amount of such reduction would be an amount less than $0.01, but any such amount will be carried forward and reduction with respect thereto will be made at the time that such amount, together with any subsequent amounts so carried forward, aggregates to $0.01 or more.

(vi)  When No Adjustment Required.

(A)                              No adjustment need be made for a transaction referred to in SECTION 5(f)(i) or SECTION 5(f)(ii) if the Series C Preferred Stock participates, without conversion, in the transaction or event that would otherwise give rise to an adjustment pursuant to such Section at the same time as holders of the Common Stock participate with respect to such transaction or event and on the same terms as holders of the Common Stock participate with respect to such transaction or event as if the holders of Series C Preferred Stock, at such time, held a number of shares of Common Stock equal to the Conversion Amount at such time.

(B)                                No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

(C)                                No adjustment need be made for a change in the par value or no par value of the Common Stock.

(D)                               To the extent the Series C Preferred Stock become convertible pursuant to this SECTION 5 into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

(vii)  Rules of Calculation; Treasury Stock.  All calculations will be made to the nearest one-hundredth of a cent or to the nearest one-ten thousandth of a share. Except as explicitly provided herein, the number of shares of Common Stock outstanding will be calculated on the basis of the number of issued and outstanding shares of Common Stock, not including shares held in the treasury of the Company. The Company shall not pay any dividend on or make any distribution to shares of Common Stock held in treasury.

(viii)  Waiver.  Notwithstanding the foregoing, the Conversion Price will not be reduced if the Company receives, prior to the effective time of the adjustment to the Conversion Price, written notice from the holders representing at least a majority of the then outstanding shares of Series C Preferred Stock, voting together as a separate class, that no adjustment is to be made as the result of a particular issuance of Common Stock or other dividend or other distribution on shares of Common Stock. This waiver will be limited in scope and will not be valid for any issuance of Common Stock or other dividend or other distribution on shares of Common Stock not specifically provided for in such notice.

(ix)  Tax Adjustment.  Anything in this SECTION 5 notwithstanding, the Company shall be entitled to make such downward adjustments in the Conversion Price, in addition to those required by this SECTION 5, as the Board in its sole discretion shall determine to be advisable in order that any event treated for federal income tax purposes as a dividend or stock split will not be taxable to the holders of Common Stock.

(x)  Par Value.  Anything in this SECTION 5 notwithstanding, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of Common Stock, and any such purported adjustment shall instead reduce the Conversion Price to such par value.

(xi)  No Duplication.  If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described in this SECTION 5 in a manner such that such adjustments are duplicative, only one adjustment shall be made.

(xii)  Provisions Governing Adjustment to Conversion Price.  Rights, options or warrants distributed by the Company to all or substantially all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company’s capital stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Rights Trigger”): (A) are deemed to be transferred with such shares of Common Stock; (B) are not exercisable; and (C) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of SECTION 5(f)(i), (ii), (iii) or (iv) (and no adjustment to the Conversion Price under SECTION 5(f)(i), (ii), (iii) or (iv) will be required) until the occurrence of the earliest Rights Trigger, whereupon such rights, options and warrants shall be deemed to have been distributed, except as set forth in SECTION 5(e)(vii), and (x) if and to the extent such rights, options and warrants are exercisable for shares of Common Stock or Common Stock equivalents, an appropriate adjustment (if any is required) to the Conversion Price shall be made under SECTION 5(f)(ii) (without giving effect to the 60 day limit on the exercisability of rights, options and warrants ordinarily subject to such SECTION 5(f)(ii)), and/or (y) if and to the extent such rights, options and warrants are exercisable for cash and/or any shares of the Company’s capital stock other than shares of Common Stock or Common Stock equivalents, shall be subject to the provisions of SECTION 2(a) applicable to Dividends and shall be distributed to the holders of Series C Preferred Stock. If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Series C Original Issuance Date, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (and a termination or expiration of the existing rights, options or warrants without exercise by any of the holders thereof), except as set forth in SECTION 5(e)(vii). In addition, except as set forth in SECTION 5(e)(vii), in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Rights Trigger or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under SECTION 5(f)(i), (ii), (iii) or (iv) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted at the opening of business on following such final redemption or repurchase by multiplying such Conversion Price by a fraction (x) the numerator of which shall be the Current Market Price per share of Common Stock on such date, less the amount equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights, option or warrants (assuming such holder had retained such rights, options or warrants), made to all or substantially all holders of Common Stock as of the date of such redemption or repurchase and (y) the denominator of which shall be the Current Market Price, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights, options and warrants had not been issued. Notwithstanding the foregoing, (A) to the extent any such rights, options or warrants are redeemed by the Company prior to a Rights Trigger or are exchanged by the Company, in either case for shares of Common Stock, the Conversion Price shall be appropriately readjusted (if and to the extent previously adjusted pursuant to this SECTION 5(f)(xii)) as if such rights, options or warrants had not been issued, and instead the Conversion Price will be adjusted as if the Company had issued the shares of Common Stock issued upon such redemption or exchange as a dividend or distribution of shares of Common Stock subject to SECTION 5(f)(i)(A) and (B) to the extent any such rights, options or warrants are redeemed by the Company prior to a Rights Trigger or are exchanged by the Company, in either case for any shares of the

Company’s capital stock (other than Common Stock) or any other assets of the Company, such redemption or exchange shall be deemed to be a distribution and shall be subject to, and paid to the holders of Series C Preferred Stock pursuant to, the provisions of SECTION 2(a) applicable to Dividends.

(g)  Notice of Record Date.  In the event of:

(i)                                     any stock split or combination of the outstanding shares of Common Stock;

(ii)                                  any declaration or making of a dividend or other distribution to holders of Common Stock in Additional Shares of Common Stock, any other capital stock, other securities or other property (including but not limited to cash and evidences of indebtedness);

(iii)                               any reclassification or change to which SECTION 5(f)(i)(B) applies;

(iv)                              the dissolution, liquidation or winding up of the Company; or

(v)                                 any other event constituting a Fundamental Change;

then the Company shall file with its corporate records and mail to the holders of the Series C Preferred Stock at their last addresses as shown on the records of the Company, at least 10 days prior to the record date specified in (A) below or 10 days prior to the date specified in (B) below, a notice stating:

(A)                              the record date of such stock split, combination, dividend or other distribution, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such stock split, combination, dividend or other distribution are to be determined, or

(B)                                the date on which such reclassification, change, dissolution, liquidation, winding up or other event constituting a Fundamental Change, is estimated to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for the capital stock, other securities or other property (including but not limited to cash and evidences of indebtedness) deliverable upon such reclassification, change, liquidation, dissolution, winding up or other Fundamental Change.

Disclosures made by the Company in any filings required to be made under the Exchange Act shall be deemed to satisfy the notice requirements set forth in this SECTION 5(g).

(h)  Certificate of Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this SECTION 5, the Company at its expense shall promptly as reasonably practicable compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Preferred Stock a certificate, signed by an officer of the Company, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Company shall, upon the reasonable written request of any holder of Series C Preferred Stock, furnish to such holder a similar certificate setting forth (i) the calculation of such adjustments and readjustments in reasonable detail, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of capital stock, other securities or other property (including but not limited to cash and evidences of indebtedness) which then would be received upon the conversion of Series C Preferred Stock.

SECTION 6.  Additional Definitions.  For purposes of these resolutions, the following terms shall have the following meanings:

(a)                                  “Affiliate” means, with respect to any person, any other person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified person. Notwithstanding the foregoing, the Company, its subsidiaries and its other controlled Affiliates shall not be considered Affiliates of the Investor Securityholders.

(b)                                 “Beneficial Owner”, “Beneficially Own” and “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act; provided, however, that (i) a person will be deemed to be the Beneficial Owner of any security which may be acquired by such person whether within 60 days or thereafter, upon the conversion, exchange or exercise (without giving effect to any provision governing such security that would limit, reduce or otherwise restrict the conversion, exchange or exercise features of such security) of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire such security and (ii) none of the Investor Securityholders shall be deemed to Beneficially Own any securities owned by their portfolio companies as long as the Investor Securityholders did not directly or indirectly encourage, assist or provide any information to such portfolio company in respect of the acquisition or voting of such securities.

(c)                                  “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or obligated to close.

(d)                                 “capital stock” means any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such person, and with respect to the Company includes, without limitation, any and all shares of Common Stock and the Preferred Stock.

(e)                                  “Closing Price” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock is listed or admitted for trading or, if the Common Stock is not listed or admitted for trading on a U.S. national or regional securities exchange, as reported on the quotation system on which such security is quoted. If the Common Stock is not listed or admitted for trading on a United States national or regional securities exchange and not reported on a quotation system on the relevant date, the “closing price” will be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. If the Common Stock is not so quoted, the last reported sale price will be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized investment banking firms selected by the Company for this purpose.

(f)                                    “Company Rights Plan” means that certain Amended and Restated Rights Agreement, dated as of April 23, 2009, between the Company (as successor-in-interest to Power-One, Inc.) and American Stock Transfer & Trust Company.

(g)                                 “control,” “controlling,” “controlled by” and “under common control with,” with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of Voting Stock, by contract or otherwise.

(h)                                 “Current Market Price” of Common Stock on any day means the average of the Closing Prices per share of Common Stock for each of the five (5) consecutive Trading Days ending on the earlier of the day in question and the day before the Ex-Dividend Date with respect to the issuance or distribution requiring such computation.

(i)                                     “Equity Securities” means (x) any shares of capital stock of the Company, (y) any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire any shares of capital stock of the Company, and (z) capital stock or other equity securities directly or indirectly convertible into or exercisable or exchangeable for any shares of capital stock of the Company, excluding, for all purposes, any debt, including, without limitation, any debt convertible into any of the foregoing described in clauses (x) through (z).

(j)                                     “Ex-Dividend Date” means, with respect to any issuance or distribution, the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance or distribution.

(k)                                  “Exchange” means Nasdaq or any other U.S. national securities exchange.

(l)                                     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(m)                               “Fair Market Value” of Common Stock or any other security or property means the fair market value thereof as determined in good faith by the Board, which determination must be set forth in a written resolution of the Board, in accordance with the following rules:

(i)                                     for Common Stock or other security traded or quoted on an Exchange, the Fair Market Value will be the average of the Closing Prices of such security on such Exchange over a ten (10) consecutive trading day period, ending on the trading day immediately prior to the date of determination;

(ii)                                  for any security that is not so traded or quoted, or for any other property, the Fair Market Value shall be determined by the Board in good faith assuming a willing buyer and a willing seller in an arms’-length transaction; provided that if any determination of the Board pursuant to this clause (ii) that in the aggregate for all shares of Series C Preferred Stock is in excess of $10,000,000, the holders representing a majority of the then-outstanding shares of Series C Preferred Stock may object to such determination. In the event of such an objection by such holders, the Fair Market Value of such property shall be as determined by a nationally recognized investment bank, appraisal or accounting firm (whose fees and expenses will be paid by the Company) selected by mutual agreement between the Board and such holders.

(n)                                 “Fundamental Change” shall be deemed to have occurred at such time as the Company consolidates with or merges with or into another person (other than a Subsidiary of the Company), or sells, conveys, transfers, leases or otherwise disposes of all or substantially all of the consolidated properties and assets of the Company and its Subsidiaries to any person (other than a Subsidiary of the Company) or any person (other than a Subsidiary of the Company) consolidates with or merges with or into the Company, provided that none of the circumstances set forth in the foregoing will be a Fundamental Change if persons that beneficially own the Voting Securities of the Company immediately prior to the transaction own, directly or indirectly, shares with a majority of the total voting power of all outstanding Voting Stock of the surviving or transferee person immediately after the transaction in substantially the same proportion as their ownership of the Company’s Voting Stock immediately prior to the transaction.

(o)                                 “group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

(p)                                 “hereof”; “herein” and “hereunder” and words of similar import refer to these resolutions as a whole and not merely to any particular clause, provision, section or subsection.

(q)                                 “Investor Securityholder” shall have the meaning ascribed thereto in the Securities Purchase Agreement.

(r)                                    “Market Disruption Event” means the occurrence or existence for more than one half hour period in the aggregate on any scheduled Trading Day for the Common Stock of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the Nasdaq National Market or otherwise) in the Common Stock or in any options, contracts or future contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m. (New York City time) on such day.

(s)                                  “Nasdaq” means The NASDAQ Global Market.

(t)                                    “Notes” means the 6.0%/8.0%/10.0% Convertible Senior Notes due 2019 of the Company (as successor-in-interest to Power-One, Inc.).

(u)                                 “Original Purchase Price” means $1,000 per share of Series C Preferred Stock, as adjusted for any stock dividends, splits, combinations and similar events on the Series C Preferred Stock.

(v)                                 “person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government, any agency or political subdivisions thereof or other “person” as contemplated by Section 13(d) of the Exchange Act.

(w)                               “Public Sale” has the meaning set forth in the Securities Purchase Agreement.

(x)                                   “Rights” shall have the meaning given thereto in the Company Rights Plan (or the comparable right under any successor, substitute or additional stockholder rights plan).

(y)                                 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(z)                                   “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated April 23, 2009, among Power-One, Inc., SLS and Silver Lake Technology Investors Sumeru, L.P.

(aa)                            “Series C Original Issuance Date” means the date on which the first share of Series C Preferred Stock was issued.

(bb)                          “SLS” means Silver Lake Sumeru Fund, L.P.

(cc)                            “Subsidiary” means with respect to any person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, such person and one or more Subsidiaries of such person (or a combination thereof). Unless otherwise specified, “Subsidiary” means a Subsidiary of the Company.

(dd)                          “Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) Nasdaq or, if the Common Stock is not listed on Nasdaq, the principal national securities exchange on which the Common Stock is listed, is open for trading or, if the Common Stock is not so listed, admitted for trading or quoted, any Business Day. A Trading Day only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system.

(ee)                            “Voting Stock” shall mean the Series A Preferred Stock and securities of any class or kind ordinarily having the power to vote generally for the election of directors of the Board of the Company or its successor (including the Common Stock).

(ff)                                Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Additional Director	Section 4(d)(ix)
Aggregate Amount	SECTION 5(f)(iii)
Board	Recital
Certificate of Incorporation	Recital
Common Stock	SECTION 1(b)(i)
Company	Recital
Conversion Amount	SECTION 5(a)
Conversion Date	SECTION 5(a)
Conversion Price	SECTION 5(a)
DGCL	Recital
Disposition Event	SECTION 5(f)(iv)
Dividends	SECTION 2(a)
Expiration Date	SECTION 5(f)(iii)
Expiration Time	SECTION 5(f)(iii)(A)
Junior Securities	SECTION 1(b)(i)
Liquidation Preference	SECTION 3(a)
Maximum Voting Power	SECTION 5(b)
Parity Securities	SECTION 1(b)(ii)
Participating Liquidation Preference	SECTION 3(a)
Preferred Stock	Recital
Purchased Shares	SECTION 5(f)(iii)
Reference Property	SECTION 5(f)(iv)
Regular Liquidation Preference	SECTION 3(a)
Rights Trigger	SECTION 5(f)(xii)
Senior Redeemable Preferred	SECTION 5(e)(iii)
Senior Securities	SECTION 1(b)(iii)
Series A Preferred Stock	SECTION 1(b)(iii)
Series B Preferred Stock	SECTION 1(b)(ii)
Series C Preferred Stock	SECTION 1(a)

SECTION 7.  Miscellaneous.  For purposes of these resolutions, the following provisions shall apply:

(a)  Status of Cancelled Shares.  Shares of Series C Preferred Stock which have been converted, redeemed, repurchased or otherwise acquired by the Company or cancelled shall be retired, not be reissued as such and, following the filing of any certificate required by the DGCL, have the status of authorized and unissued shares of Preferred Stock, without designation as to series until such shares are once more, subject to SECTION 4, designated as part of a particular series by the Board.

(b)  Severability.  If any right, preference or limitation of the Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

(c)  Headings.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(d)  Amendment.  Any provision in this Certificate of Designation (including, but not limited to, any notice requirements) may be waived, in whole or in part, amended or otherwise modified by the prior vote or written consent of holders representing at least a majority of the then-outstanding shares of Series C Preferred Stock, voting together as a separate class.

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be executed by a duly authorized officer of the Company as of                  , 2010.

NEW POWER-ONE, INC.

By:
Name: Tina McKnight
Title: General Counsel and Secretary

SERIES C CERTIFICATE OF DESIGNATION